                                                                  EXHIBIT 4.4




                              FIRSTMISS GOLD INC.




                         DEPOSIT GUARANTY NATIONAL BANK
                                    Trustee


                                _______________



                                   INDENTURE


                          DATED AS OF NOVEMBER 3, 1994

                                _______________


                           1994-A SERIES CONVERTIBLE

                            SUBORDINATED DEBENTURES





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                               TABLE OF CONTENTS

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PARTIES .......................................................      1

RECITALS ......................................................      1
         Purpose of Indenture .................................      1
         Form of Debenture ....................................      1
         Form of Trustee's Certificate of Authentication ......      7
         Form of Conversion Notice ............................      8
         Compliance with Legal Requirements ...................      8
         Consideration for Indenture ..........................      9



                                 ARTICLE ONE
                                 Definitions

Section 1.01  Definitions .....................................      9
                        Authorized Newspaper ..................      9
                        Board of Directors ....................      9
                        Board Resolution ......................      9
                        Common Stock ..........................     10
                        Company ...............................     10
                        Conversion Date .......................     10
                        Corporation ...........................     10
                        Debenture or Debentures; Outstanding ..     10
                        Debentureholder .......................     11
                        Due Date ..............................     11
                        Event of Default ......................     11
                        Indenture .............................     11
                        Interest Payment Date .................     11
                        Interest Rate .........................     11
                        Issuance Date .........................     11
                        Officers' Certificate .................     11
                        Opinion of Counsel ....................     12
                        Prime Interest Rate ...................     12
                        Principal Office of the Trustee .......     12
                        Record Date ...........................     12
                        Responsible Officer ...................     12
                        Senior Indebtedness ...................     13
                        1994-A Series Stock ...................     13
                        Subsidiary or Subsidiaries ............     13
                        Trustee ...............................     13
                        Trust Indenture Act of 1939 ...........     14
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                                 ARTICLE TWO
               Issue, Description, Execution, Registration and
                            Exchange of Debentures


Section 2.01.    Designation, Amount and Issue
                 of Debentures ..............................       14
Section 2.02.    Form of Debentures .........................       15
Section 2.03.    Denomination and Date of Debentures ........       15
Section 2.04.    Execution of Debentures ....................       16
Section 2.05.    Registration, Registration of Transfer
                 and Exchange of Debentures .................       16
Section 2.06.    Mutilated, Destroyed, Lost or Stolen
                 Debentures .................................       17
Section 2.07.    Temporary Debentures .......................       18
Section 2.08.    Cancellation of Debentures .................       19
Section 2.09.    Benefits of Indenture Provisions ...........       19
Section 2.10.    Maintenance of Office or
                 Agency by Trustee ..........................       19
Section 2.11.    Condition to Issuance of Debentures ........       19

                                ARTICLE THREE
                   Prepayment and Redemption of Debentures

Section 3.01.    Mandatory and Optional Prepayment
                 of Debentures ..............................       20
Section 3.02.    Redemption of Debentures ...................       20
Section 3.03.    Deposit of Monies for Redemption
                 of Prepayment ..............................       22
Section 3.04.    Limitation on Prepayment ...................       22
Section 3.05.    Holder's Right to Elect Redemption .........       22

                                 ARTICLE FOUR
                         Subordination of Debentures

Section 4.01.    Agreement that Debentures be Subordinate ...       22
Section 4.02.    Subordination to Senior Indebtedness .......       23
Section 4.03.    Payment to Holders of Senior Indebtedness
                 of Certain Amounts Received by
                 Debentureholders ...........................       24
Section 4.04.    Notice to Trustee of Specified Events;
                 Reliance on Certificate of Liquidating
                 Agent ......................................       25
Section 4.05.    Subrogation ................................       26
Section 4.06.    Obligation to Pay Not Impaired .............       26
Section 4.07.    Reliance by Senior Indebtedness on
                 Subordination Provisions ...................       27
Section 4.08.    Certain Payments and Credits Permitted .....       27
Section 4.09.    Subordination Not to be Prejudiced by
                 Certain Acts ...............................       27


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Section 4.10.    Trustee Authorized to Effectuate
                 Subordination ..............................       28
Section 4.11.    Trustee's Rights Regarding Senior
                 Indebtedness Held by It, Etc. ..............       28
Section 4.12.    Trustee and Paying Agents Not Chargeable
                 with Knowledge Until Notice ................       28
Section 4.13     1988-A, 1989-A, 1989-B, 1990-A, 1990-B,
                 1990-C, 1991-A, 1991-B, 1992-A Series, and
                 1993-A Series Convertible Subordinated
                 Debentures..................................       28


                                 ARTICLE FIVE
                           Conversion of Debentures

Section 5.01.    Conversion Privilege; Conversion Price .....       29
Section 5.02.    Conversion Period; Limitation on Exercise ..       29
Section 5.03.    Manner of Exercising Conversion Privilege ..       31
Section 5.04.    Fractional Shares ..........................       32
Section 5.05.    Notice of Certain Corporate Action .........       32
Section 5.06.    Company to Reserve Stock ...................       33
Section 5.07.    Taxes on Conversions .......................       33
Section 5.08.    Covenant as to Stock .......................       33
Section 5.09.    Provision in Case of Consolidation,
                 Merger or Sale .............................       34
Section 5.10.    Trustee's Disclaimer of Responsibility
                 for Certain Matters ........................       34
Section 5.11.    Covenant as to Conversion Rights ...........       34

                                 ARTICLE SIX
                     Particular Covenants of the Company

Section 6.01.    Payment of Principal and Interest ..........       35
Section 6.02.    Offices for Notices, Payments and
                 Conversions ................................       35
Section 6.03.    Paying Agents ..............................       35
Section 6.04.    Appointment to Fill a Vacancy in Office
                 of Trustee .................................       36
Section 6.05.    Further Instruments and Acts ...............       36
Section 6.06.    Payment of Taxes; Maintenance of Corporate
                 Existence; Maintenance of Properties;
                 Property Insurance .........................       36
Section 6.07.    Annual Review Certificate ..................       38
Section 6.08.    No Lien Created ............................       38

                                ARTICLE SEVEN
              Debentureholders' Lists and Reports by the Company
                               and the Trustee

Section 7.01.    Debentureholders' Lists ....................       38



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Section 7.02     Preservation and Disclosure of Lists .......       39
Section 7.03.    Reports by the Company .....................       41
Section 7.04.    Reports by the Trustee .....................       42

                                ARTICLE EIGHT
                 Remedies of the Trustee and Debentureholders
                             on Event of Default

Section 8.01.    Events of Default ..........................       44
Section 8.02.    Payment of Debentures on Default;
                 Suit Therefor ..............................       46
Section 8.03.    Application of Monies Collected by
                 Trustee ....................................       48
Section 8.04.    Proceedings by Debentureholders ............       49
Section 8.05.    Proceedings by Trustee .....................       50
Section 8.06.    Remedies Cumulative and Continuing .........       50
Section 8.07.    Direction of Proceedings and Waiver of
                 Defaults by Majority of Debentureholders ...       50
Section 8.08.    Notice of Defaults .........................       51
Section 8.09.    Undertaking to Pay Costs ...................       51
Section 8.10.    Enforcement of Conversion Rights ...........       52
Section 8.11.    Waiver of Stay, Extension or Usury Laws ....       52


                                 ARTICLE NINE
                            Concerning the Trustee

Section 9.01.    Duties and Liabilities of Trustee ..........       52
Section 9.02.    Reliance on Documents and Counsel ..........       53
Section 9.03.    No Responsibility for Recitals or
                 Certain Other Matters ......................       55
Section 9.04.    Trustee, Paying Agent, Conversion Agent or
                 Registrar May Own Debentures ...............       55
Section 9.05.    Monies to be Held in Trust .................       55
Section 9.06.    Compensation and Expenses of Trustee .......       55
Section 9.07.    Officers' Certificate as Evidence ..........       56
Section 9.08.    Conflicting Interest of the Trustee ........       56
Section 9.09.    Eligibility of Trustee .....................       63
Section 9.10.    Resignation or Removal of Trustee;
                 Appointment of Successor Trustee ...........       64
Section 9.11.    Acceptance by Successor Trustee ............       65
Section 9.12.    Succession by Merger and Certain
                 Other Events ...............................       66
Section 9.13.    Limitation on Rights of Trustee as
                 a Creditor .................................       66
Section 9.14.    Records of Trustee .........................       71


                                 ARTICLE TEN
                       Concerning the Debentureholders
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Section 10.01.   Action by Debentureholders .................       71
Section 10.02.   Proof of Execution by
                 Debentureholders; Evidence of Holdings .....       72

Section 10.03.   Who Deemed Absolute Owners .................       72
Section 10.04.   Company-owned Debentures Disregarded .......       73
Section 10.05.   Revocation of Consents; Future
                 Holders Bound ..............................       73
Section 10.06.   Transfer of Debentures .....................       74

                                ARTICLE ELEVEN
                          Debentureholders' Meetings

Section 11.01.   Purposes of Meetings .......................       74
Section 11.02.   Call of Meetings by Trustee ................       75
Section 11.03.   Call of Meetings by Company or
                 Debentureholders ...........................       75
Section 11.04.   Qualifications for Voting ..................       75
Section 11.05.   Regulations ................................       75
Section 11.06.   Voting .....................................       76
Section 11.07.   No Delay of Rights by Meeting ..............       77

                                ARTICLE TWELVE
                           Supplemental Indentures

Section 12.01.   Supplemental Indentures without
                 Consent of Debentureholders ................       77
Section 12.02.   Supplemental Indentures with
                 Consent of Debentureholders ................       79
Section 12.03.   Compliance with Trust Indenture Act;
                 Effect of Supplemental Indentures ..........       79
Section 12.04.   Notation on Debentures .....................       80
Section 12.05.   Evidence of Compliance of Supplemental
                 Indenture to be Furnished Trustee ..........       80


                               ARTICLE THIRTEEN
                Consolidation, Merger and Sale by the Company

Section 13.01.   Consolidation, Merger or Sale of
                 Assets Permitted ...........................       80
Section 13.02.   Succession by Successor Corporation ........       81
Section 13.03.   Evidence to be Furnished Trustee ...........       81


                               ARTICLE FOURTEEN
          Satisfaction and Discharge of Indenture; Unclaimed Monies

Section 14.01.   Discharge of Indenture .....................       81
Section 14.02.   Deposited Monies to be Held in
                 Trust by Trustee ...........................       82



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Section 14.03.   Paying Agent to Repay Monies Held ..........       82
Section 14.04.   Unclaimed Monies ...........................       82


                               ARTICLE FIFTEEN
              Immunity of Incorporators, Stockholders, Officers
                                and Directors

Section 15.01.   Indenture and Debentures Solely
                 Corporate Obligations ......................       83


                               ARTICLE SIXTEEN
                           Miscellaneous Provisions

Section 16.01.   Provisions Binding on Company's
                 Successors .................................       83
Section 16.02.   Official Acts by Successor Corporation .....       84
Section 16.03.   Notices ....................................       84
Section 16.04.   Subscription ...............................       84
Section 16.05.   Governing Law ..............................       84
Section 16.06.   Evidence of Compliance with Conditions
                 Precedent ..................................       84
Section 16.07.   Legal Holidays .............................       85
Section 16.08.   Trust Indenture Act to Control .............       85
Section 16.09.   Table of Contents and Headings .............       85
Section 16.10.   Method of Publication or Other Notice
                 When Indenture Provision for Publication
                 or Notice Cannot be Followed ...............       85
Section 16.11.   Invalidity of Some Provisions Shall
                 Not Affect Others ..........................       86
Section 16.12.   Execution in Counterparts ..................       86


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_____________________
Exhibit A.       Form of Consent to Pledge (See Section 10.06)





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                 THIS INDENTURE ("Indenture"), is dated as of November 3, 1994, between FIRSTMISS GOLD INC., a corporation duly organized and existing under the laws of the State of Nevada (hereinafter sometimes referred to as the "Company"), and DEPOSIT GUARANTY NATIONAL BANK, a national banking association organized under the laws of the United States (hereinafter sometimes referred to as the "Trustee").


                                  WITNESSETH:


                 WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 1994-A Series Convertible Subordinated Debentures (hereinafter sometimes referred to as the "Debentures"), in the aggregate principal amount of $9,531.25 and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and


                 WHEREAS, the text of the Debentures is to be substantially in the following form:



                              [Face of Debentures]


THIS DEBENTURE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE HYPOTHECATED EXCEPT AS PERMITTED UNDER SECTION 10.06. OF THE INDENTURE REFERRED TO HEREIN. ANY ATTEMPTED SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER HYPOTHECATION OF THIS DEBENTURE NOT MADE IN ACCORDANCE WITH SUCH SECTION 10.06. AND ANY FORECLOSURE ON A PLEDGE OR HYPOTHECATION NOT MADE IN ACCORDANCE WITH SUCH SECTION 10.06., WILL RESULT IN TERMINATION OF THE CONVERSION RIGHT OF THIS DEBENTURE. SUCH CONVERSION RIGHT MAY NOT BE EXERCISED AT ANY TIME THAT THIS DEBENTURE IS PLEDGED OR OTHERWISE SERVES AS COLLATERAL FOR ANY LOAN.


No._____________________________          $_____________________________

Issuance Date: _________________          Due Date:  November 2, 2004
                                          Conversion Price: $9.53125 per
                                          share





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                              FIRSTMISS GOLD INC.

                           1994-A SERIES CONVERTIBLE
                             SUBORDINATED DEBENTURE

                 FIRSTMISS GOLD INC., a corporation duly organized and existing under the laws of the State of Nevada (herein referred to as the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to , the principal sum of Dollars at the office or agency of the Company in Jackson, Mississippi, on the Due Date referred to above, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum at a floating interest rate per annum (determined from time to time as provided in the Indenture) equal to 1% below the Prime Interest Rate (as defined in and pursuant to the Indenture) or the maximum legal rate under applicable law, if less, at either of said office or agency, from the Issuance Date referred to above, or from the most recent interest payment date to which interest has been paid or duly provided for; and such interest shall be payable (i) semi-annually on January 1 and July 1 of each year (each such date being referred to herein as an "Interest Payment Date"), commencing on the first Interest Payment Date following the date of original issuance, and (ii) on the Due Date referred to above, until payment of said principal sum has been made or duly provided for; and provided further, however, that payment of interest payable on any Interest Payment Date may be made by check mailed to the address of the person entitled thereto as such address shall appear on the register maintained by the Debenture registrar or to such other address as is designated by such holder in writing as provided below.

                 The interest installment so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereto, be paid to the person in whose name this Debenture (or any Debenture or Debentures evidencing the same debt) is registered at the close of business on the Record Date for such interest installment, at his address appearing on the Debenture register or such other address as is designated by such holder in writing received by the Company and the Debenture registrar prior to such Record Date, which Record Date shall be the day (whether or not a business day) next preceding such Interest Payment Date.

                 The provisions of this Debenture are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this time.





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                 IN WITNESS WHEREOF, FIRSTMISS GOLD INC. has caused this
Debenture to be executed in its corporate name by the manual or facsimile signature of its Chairman of the Board, President or one of its Vice Presidents and impressed or imprinted with its corporate seal or facsimile thereof, attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.


                                                    FIRSTMISS GOLD INC.


Attest: ____________________                    By:  ______________________
        Secretary                                    Chairman of the Board,
                                                     President or Vice President

                               [Corporate Seal]





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                          [Reverse Side of Debenture]

                              FIRSTMISS GOLD INC.
                           1994-A SERIES CONVERTIBLE
                             SUBORDINATED DEBENTURE

                 This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 1994-A Series Convertible Subordinated Debentures (herein referred to as the "Debentures"), limited to the aggregate principal amount of $9,531.25 all issued and to be issued under and pursuant to an Indenture dated as of November 3, 1994 (herein referred to as the "Indenture"), duly executed and delivered by the Company to Deposit Guaranty National Bank (herein referred to as the "Trustee," which term includes any Successor Trustee under the Indenture), to which Indenture and all indentures supplemental hereto reference is hereby made for a description of the respective rights thereunder of the Trustee, the Company and the holders of the Debentures.

                 The indebtedness evidenced by the Debentures is, to the extent provided in the Indenture, subordinate and junior to the prior payment in full of the principal of and interest on all Senior Indebtedness, as defined in the Indenture, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debenture, by accepting the same, agrees to be bound by such provisions of the Indenture and authorizes and directs the Trustee to take such action on his behalf as may be necessary or appropriate to acknowledge or effectuate the subordination of this Debenture as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes. Each holder of this Debenture, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Debentures, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

                 Subject to the provisions of the Indenture, at the option of the holder hereof, this Debenture or any portion hereof may, at any time more than six months after the date of the award of the debenture option pursuant to which the Debenture was purchased and at or before the close of business on the Due Date referred to on the face hereof, be converted at the principal amount hereof, or of such portion hereof, into fully paid and nonassessable shares of the Company's Series 1994-A Convertible Preferred Stock (the "1994-A Series Stock") at the Conversion Price per share set forth on the face hereof upon surrender of this Debenture to the Company at its office or agency in Jackson, Mississippi, accompanied by written notice of election to convert and, if so required by the Company, instruments of transfer in form satisfactory to the Company, duly executed by the registered holder or by his duly authorized
attorney.   Fractional shares of 1994-A Series Stock





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will not be issued upon any conversion, but an amount equal to the value of such fractional interest at the conversion price per share, will be paid in cash to the registered holder. Accrued interest on this Debenture through the day immediately preceding the date of conversion will be paid as provided in the Indenture.

                 The Debentures may not be prepaid by the Company prior to the Due Date except as provided in Sections 3.01, 3.02, and 3.04 of the Indenture or at the election of the holder as provided in Section 3.05 of the Indenture.

                 The Debentures are issuable as registered Debentures without coupons in denominations approved by the Company, such approval to be evidenced by the execution thereof. In the manner and subject to the limitations provided in the Indenture, Debentures are exchangeable, without charge except for any tax or other governmental charge imposed in connection therewith, for other Debentures of any other authorized denomination or denominations of an equal aggregate principal amount at the office or agency of the Company referred to on the face hereof.

                 The Company, the Trustee, any paying agent, any conversion agent and any Debenture registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon by anyone other than the Company or any Debenture registrar), for the purpose of receiving payment of or on account of the principal hereof, and interest hereon, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent, conversion agent or Debenture registrar shall be affected by any notice to the contrary.

                 In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Debentures then outstanding.

                 It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Debentures as the result of an Event of Default, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default under the Indenture and its consequences except a default in the payment of the principal of or interest on any of the Debentures. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future





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
holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

                 The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66-2/3% in aggregate principal amount of the Debentures at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debentures, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or modify the provisions of the Indenture with respect to the subordination of the Debentures, or impair the right to convert the Debentures into 1994-A Series Stock on the terms set forth in the Indenture, or change any place of payment where or the coin or currency in which any payment may be made, without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

                 No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the time and place and at the rate and in the currency herein prescribed.

                 No recourse for the payment of the principal of or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                 This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.





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
                 AND WHEREAS, the form of the Trustee's certificate of authentication to be endorsed on the face of said Debentures shall be substantially as follows:

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]
This is one of the Debentures described in the within mentioned Indenture.

                                    DEPOSIT GUARANTY NATIONAL BANK,
                                    as Trustee




                                    By: ___________________________
                                     Authorized Officer





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
                 AND WHEREAS, the form of conversion notice to appear on the reverse side of said Debenture shall be substantially as follows:

                          [FORM OF CONVERSION NOTICE]

                 To FirstMiss Gold Inc.:

         The undersigned holder of this Debenture hereby irrevocably exercises the option to convert this Debenture or portion hereof below designated into shares of 1994-A Series Stock of FirstMiss Gold Inc., in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares and any payment for fractions thereof issuable and deliverable upon the conversion be issued in the name of and, unless otherwise indicated, delivered to the undersigned.

Dated:   ______________________________


       _________________________________________________________________
           Please print name and address (including zip code number)


       _________________________________________________________________
                          Signature of Debentureholder

                        Please Insert Social Security or
                            Other Identifying Number


***************************************************************************
*                                                                         *
*                                                                         *
*                                                                         *
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                            Portion to be converted
                              (if less than all):


                          $___________________________


                 AND WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, and issued, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized;

                 NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                 That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Debentures by the holders thereof and of the sum of One Dollar duly paid to it by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures, as follows:


                                  ARTICLE ONE

                                  DEFINITIONS


                 SECTION 1.01.   Definitions.   The terms defined in this
Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meaning assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture.


Authorized Newspaper:

                 The term "Authorized Newspaper" shall mean a newspaper printed in the English language, customarily published on each business day, of general circulation in Reno, Nevada.


Board of Directors:

                 The term "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee, if any, of such Board or such other committee of the Board of Directors as such Board shall designate.


Board Resolution:

                 A resolution adopted by the Board of Directors as certified by an officer of the Company.

Common Stock:

                 The term "Common Stock" shall mean the class of stock designated as Common Stock of the Company at the date of this Indenture, or any other class of stock into which the Common Stock may hereafter be changed and into which the 1994-A Series Stock is hereafter convertible.

Company:

                 The term "Company" shall mean FirstMiss Gold Inc., a Nevada corporation, and, subject to the provisions of Article Thirteen, shall include its successors and assigns.

Conversion Date:

                 The term "Conversion Date" shall mean immediately prior to the close of business on the date on which notice of conversion provided in Section
5.03 hereof shall have been received in proper order for conversion by the Company and such Debenture shall have been surrendered as provided in Section
5.03 hereof.

Corporation:

                 The term "corporation" shall mean any corporation, voluntary association, joint stock association, business trust, or similar organization.

Debenture or Debentures; Outstanding:

                 The term "Debenture" or "Debentures" shall mean any debenture or debentures, as the case may be, authenticated and delivered under this Indenture.

                 The term "outstanding," when used with reference to Debentures, shall, subject to the provisions of Section 10.04, mean, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except

                (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                (b) Debentures for the payment of which monies in the necessary amounts shall have been deposited in trust with the Trustee or with any paying agent (other than the Company), provided that, if such Debentures are to be redeemed or prepaid, notice of such redemption or prepayment has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to this Indenture.

Debentureholder:

                The term "Debentureholder," "holder of Debentures," or other similar terms, shall mean any person in whose name a particular Debenture shall be registered on the books of the Company kept for that purpose in accordance with the terms hereof.

Due Date:

                The term "Due Date" shall mean November 2, 2004.

Event of Default:

                The term "Event of Default" shall mean any event specified in
Section 8.01, continued for the period of time, if any, therein designated.

Indenture:

                The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

Interest Payment Date:

                The term "Interest Payment Date" shall mean January 1 and July 1 of each year commencing on January 1, 1991.

Interest Rate:

                The term "Interest Rate" shall mean a percentage equal to 1% less than the Prime Interest Rate.

Issuance Date:

                The term "Issuance Date" shall mean the date as of which a Debenture is issued to a Debentureholder.

Officers' Certificate:

                The term "Officers' Certificate," when used with respect to the Company, shall mean a certificate signed by the Chairman of the Board of Directors or the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section
16.06 if and to the extent required by the provisions of such Section.

Opinion of Counsel:

                The term "Opinion of Counsel" shall mean an opinion in writing, signed by legal counsel who shall be satisfactory to the Trustee and who may be an employee of, or of counsel to, the Company. Each such opinion shall include the statements provided for in Section 16.06 if and to the extent required by the provisions of such Section.

Prime Interest Rate:

                The term "Prime Interest Rate" shall mean the rate of interest per annum publicly announced from time to time as its prime rate by Deposit Guaranty National Bank in Jackson, Mississippi, or, if such bank shall have ceased to publish a "prime rate," the term shall mean such other rate of interest per annum which such bank shall certify to the Company and the Trustee in writing is the interest rate per annum charged by such bank which is most closely equivalent to such "prime rate."

Principal Office of the Trustee:

                The term "principal office of the Trustee," or other similar term, shall mean the principal office of the Trustee in Jackson, Mississippi, at which at any particular time its corporate trust business shall be administered.

Record Date:

                The term "Record Date" shall mean the Record Date specified or determined as provided in Section 2.03 of this Indenture.

Responsible Officer:

                The term "Responsible Officer," when used with respect to the Trustee, shall mean the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive Committee of the Board of Directors or Trustees, the President, the Chairman of the Trust Committee, any Vice President, the Secretary, the Treasurer, any Trust Officer, any Assistant Vice President, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject. The term "Responsible Officer," when used with respect to the Company, shall mean the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

Senior Indebtedness:

                The term "Senior Indebtedness" shall mean all indebtedness for borrowed money (whether or not secured), heretofore or hereafter incurred by the Company (or heretofore or hereafter incurred by another person, including but not limited to a Subsidiary, and the repayment of which is guaranteed by the Company or which the Company is contingently obligated to repay, purchase, or otherwise acquire), unless the terms of this instrument evidencing such indebtedness specifically provide that such indebtedness is not superior in right of payment to the Debentures, and any deferrals, renewals or extensions of any such indebtedness; provided, however, that the term "indebtedness for borrowed money" shall not include indebtedness representing money borrowed by the Company from a Subsidiary; and provided, further, that the term "Senior Indebtedness" include but not be limited to that certain Credit Agreement dated as of December 30, 1987 by and among FMG Inc., the Company and Westpac Banking Corporation. The term "Senior Indebtedness" shall not include the Company's 1988-A Series Convertible Subordinated Debentures, its 1989-A Series Convertible Subordinated Debentures, its 1989-B Series Convertible Subordinated Debentures, its 1990-A Series Convertible Subordinated Debentures, its 1990-B Series Convertible Subordinated Debentures, its 1990-C Series Convertible Subordinated Debentures, its 1991-A Series Convertible Subordinated Debentures, its 1991-B Series Convertible Subordinated Debentures, its 1992-A Series Convertible Subordinated Debentures, its 1993-A Series Convertible Subordinated Debentures, or its 1994-A Series Convertible Subordinated Debentures.

1994-A Series Stock:

                The term "1994-A Series Stock" shall mean the series of the Company's preferred stock designated "1994-A Series Convertible Preferred Stock," authorized at the date of execution of this Indenture, or any other class of stock resulting from successive changes or reclassifications of the 1994-A Series Stock. The 1994-A Series Stock is convertible into the Common Stock of the Company.

Subsidiary or Subsidiaries:

                The term "Subsidiary" shall mean a corporation of which more than fifty percent of the issued and outstanding stock entitled to vote for the election of directors (otherwise than by reason of default in dividends) is at the time owned or controlled, directly or indirectly, by the Company.

Trustee:

                The term "Trustee" shall mean Deposit Guaranty National Bank, a national banking association organized under the laws of the United States and, subject to the provisions of Article Nine hereof, shall also include its successors and assigns as Trustee hereunder.


Trust Indenture Act of 1939:

                The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as it was in force at the date of execution of this Indenture and, with respect to each supplemental indenture hereto, as it was in force at the date of execution of such supplemental indenture.



                                  ARTICLE TWO

                ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND
                             EXCHANGE OF DEBENTURES

                SECTION 2.01.  Designation, Amount and Issue of Debentures.
The Debentures shall be designated as 1994-A Series Convertible Subordinated Debentures. Debentures in the aggregate principal amount of $9,531.25 upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by its Chairman of the Board, President or any Vice President and its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, without any further action by the Company hereunder.

                Interest on the unpaid principal amount of each Debenture shall be due and payable on each Interest Payment Date after the Issuance Date of such Debenture on an annualized basis at the Interest Rate in effect from time to time during the period or any part thereof as to which interest is payable
on such Interest Payment Date.   As soon as practicable after each Interest
Payment Date occurring on or after the date of original issuance, the Company shall deliver an Officers' Certificate to the Trustee setting forth the Interest Rate or Interest Rates applicable to the interest payment period ending on such Interest Payment Date. As soon as practicable after each Interest Payment Date the Company will mail to the Debentureholders at their addresses appearing on the Debenture register notice indicating the Interest Rate or Interest Rates applicable to the interest payment period ending on such Interest Payment Date. Interest shall be calculated on the basis of a 365 day year.

                Notwithstanding the foregoing, in no event will interest be payable on a Debenture to the extent it is in excess of the maximum allowable interest rate under applicable law. If the interest payable to any holder or holders of Debentures is to be calculated at a rate lower than the Interest Rate, the Company shall promptly deliver to the Trustee an Officers' Certificate certifying to the lower rate and an Opinion of Counsel that such interest rate is the maximum allowable interest rate under applicable law.

                Except as provided in Section 2.06, the aggregate principal amount of Debentures authorized by this Indenture is limited to the amount set forth in Section 2.01.

                Principal of and interest on the Debentures shall be payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                SECTION 2.02. Form of Debentures. The Debentures and the certificate of authentication to be borne by the Debentures shall be substantially of the tenor and purport as in this Indenture above recited. Any of the Debentures may have imprinted thereon such legends or endorsements as the Board of Directors of the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation, or to conform to usage.

                SECTION 2.03. Denomination and Date of Debentures. The Debentures shall be issuable only as registered Debentures without coupons in such denominations as the Company shall approve, such approval to be evidenced by the execution thereof, and shall be numbered, lettered, or otherwise distinguished in such manner as the Company may deem appropriate and as is not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation, or to conform to usage.

                Every Debenture shall be dated the date of its authentication and shall bear interest from the Issuance Date or from the last Interest Payment Date to which interest has been paid.

                The interest installment on any Debenture which is payable on any Interest Payment date shall be paid to the person in whose name said Debenture (or any Debenture or Debentures evidencing the same debt) is registered at the close of business on the Record Date for such interest installment at the address appearing on the Debenture register or to such other address as that person shall have notified the Company and the Debenture registrar in writing prior to such Record Date, except if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the persons in whose names outstanding Debentures are registered at the close of business on the business day next preceding the date of payment or at the option of the Company on a subsequent record date (which shall not be less than five business days preceding the date of payment of defaulted interest) established for such purpose by notice given by mail by or on behalf of the Company to the holders of the Debentures not less than fifteen days preceding such subsequent record date, provided that in the case of any defaulted interest on a Debenture converted subsequent to a Record Date, interest shall be paid to the registered holder of the converted Debenture on the date immediately prior to the Conversion Date. The term "Record Date" as used in this Indenture with respect to any Interest Payment Date shall mean the day (whether or not a business day) next preceding such Interest Payment Date.

                SECTION 2.04. Execution of Debentures. The Debentures shall be signed (manually or in facsimile) in the name and on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise) attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. Only such Debentures as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by manual signature by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debentures had not ceased to be such officer of the Company; and any Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not as officer.

                At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication; and the Trustee shall authenticate and deliver such Debentures as in this Indenture provided and not otherwise.

                SECTION 2.05. Registration, Registration of Transfer and Exchange of Debentures. The Company will keep at the office or agency to be maintained by the Company as provided in Section 6.02 a register or registers, in which, subject to such reasonable regulations as it may prescribe, it will register Debentures and any permitted transfers of Debentures. The Company shall serve as its own Debenture registrar until such time as another registrar may be appointed.

                Upon surrender for registration of any permitted transfer of any Debenture at any such office or agency, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debenture or Debentures for a like aggregate principal amount of authorized denominations.

                Debentures may be exchanged for a like aggregate principal amount of other authorized denominations. Debentures to be exchanged shall be surrendered for that purpose at any office or agency to be maintained for such purpose by the Company as provided in Section 6.02, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Debenture or Debentures which the Debentureholder making the exchange shall be entitled to receive, bearing serial numbers not contemporaneously outstanding.

                All Debentures presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company and to the Trustee duly executed by, the registered holder or his duly authorized attorney.

                Any registration of transfer or exchange shall be without charge, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                The Company shall not be required to register the transfer of any Debenture not made in accordance with Section 10.06 hereof.

                SECTION 2.06. Mutilated, Destroyed, Lost or Stolen Debentures. In case any temporary or definitive Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new Debenture, bearing a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture or in lieu of and substitution for the Debenture so destroyed, lost or stolen. In every case, the applicant for a substituted Debenture shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, lost or theft of such Debenture and of the ownership thereof.

                The Trustee shall authenticate any such substituted Debenture and deliver the same upon the written request or authorization of any Responsible Officer of the Company. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature shall have become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish the Company, the Trustee and any paying agent with such security or indemnity as they may require to save each of them harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Debenture and of the ownership thereof.

                Every substituted Debenture issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. All debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures and shall preclude (to the extent lawful) any and all other rights or remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

                SECTION 2.07. Temporary Debentures. Pending the preparation of definitive Debentures, the Company may execute and the Trustee shall authenticate and deliver temporary Debentures. Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the definitive Debentures but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the officers of the Company, as evidenced by their execution thereof. Every such temporary Debenture shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debentures. Without unreasonable delay, the Company will execute and deliver to the Trustee definitive Debentures and thereupon any or all temporary Debentures may be surrendered in exchange therefor, at the principal office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Debentures an equal aggregate principal amount of definitive Debentures. Such exchange shall be made by the Company at its own expense and without any charge therefor except that the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Debenture shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures authenticated and delivered hereunder.

                SECTION 2.08. Cancellation of Debentures. All Debentures surrendered for the purpose of payment, conversion, exchange or registration of transfer may, if surrendered to the Company or any paying or conversion agent, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it, and no Debentures shall be issued in lieu thereof
except as expressly permitted by any of the provisions of this Indenture.   The
Trustee shall, upon request of the Company, either deliver canceled Debentures or a certificate of destruction thereof to the Company.


                SECTION 2.09. Benefits of Indenture Provisions. Nothing in this Indenture or in the Debentures, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and any paying agent, any conversion agent and the holders of Debentures and, to the extent provided in Article Four, the holders of Senior Indebtedness, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all the covenants, conditions and provisions contained in this Indenture or in the Debentures being for the sole benefit of the parties hereto and any paying agent, any conversion agent and the holders of the Debentures and, to the extent provided in Article Four, the holders of Senior Indebtedness.


                SECTION 2.10. Maintenance of Office or Agency by Trustee. The Trustee will maintain an office or agency in Jackson, Mississippi where Debentures may be presented or surrendered for payment of principal and interest or conversion and where notices and demands to or upon the Company in respect of the Debentures or of this Indenture may be served, which shall initially be located at One Deposit Guaranty Plaza, Jackson, Mississippi
39205.


                SECTION 2.11. Condition to Issuance of Debentures. The issuance of any Debenture hereunder upon exercise of a Debenture Option issued pursuant to the Company's Long Term Incentive Plan shall be conditioned upon the execution by the person who receives such Debenture of a written agreement agreeing that any of the Company's Convertible Preferred Stock issuable upon conversion of the Debenture shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Such agreement may specifically provide that the designation of a beneficiary shall not constitute a prohibited transfer.



                                 ARTICLE THREE

                    PREPAYMENT AND REDEMPTION OF DEBENTURES

                SECTION 3.01. Mandatory and Optional Prepayment of Debentures.

                (a) Upon termination of the conversion privilege of a particular Debenture pursuant to Section 5.02(a) hereof, the Company may at its sole option prepay such Debenture at any time thereafter, if the Company mails notice of prepayment not less than 30 nor more than 60 days prior to the date fixed for such prepayment to the Debentureholder at his last registered address, and the Trustee. Any Debenture which is prepaid pursuant to this Section 3.01(a) shall cease to bear interest from the date fixed for prepayment. Notice of prepayment pursuant to this Section 3.01(a) shall state (i) the prepayment date, (ii) the prepayment price, (iii) that the Debentures must be surrendered to the paying agent for payment and (iv) that interest on the Debentures ceases to accrue on and after the prepayment date.

                (b) Installments of interest which mature on or prior to the prepayment date shall be payable to the holders of such Debentures registered as such on the relevant Record Dates according to their terms and to the provisions of Section 2.03 hereof.

SECTION 3.02. Redemption of Debentures. The Debentures are redeemable at the Company's option, at any Interest Payment Date, in whole or in part, upon mailing a notice of redemption not less than 12 months prior to the date fixed for such redemption to the holder or holders of the Debentures to be redeemed at such holder's or holders' last registered addresses.

                (a) Except as provided in clause (b) below, in case of any redemption of less than all of the Debentures, the Company shall at least sixty days prior to the date it desires to mail to Debentureholders a notice of redemption (the "Notice Date") (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Notice Date and of the principal amount of Debentures to be redeemed. In such event, the particular Debentures to be redeemed shall be selected not more than sixty days prior to the Notice Date by the Trustee from the outstanding Debentures not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of the Debentures. The Trustee shall promptly notify the Company in writing of the Debentures selected for redemption and, in the case of any Debentures selected for partial redemption, the principal amount thereof to be redeemed.

                (b) Notwithstanding anything in clause (a) to the contrary, if any Debentureholder is not employed either by the Company or one of its subsidiaries or any partnership or joint venture in which the Company has at least a fifty percent ownership interest, the Company shall have the right to designate for redemption any Debenture(s) owned by such holder, regardless of whether the Company desires to redeem any other Debentures at such time. Any Debenture(s) so selected for redemption may be redeemed as provided herein except that clause (a) shall not be applicable.

                (c) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal of such Debenture which has been or is to be redeemed.

                Each Debenture is redeemable at a redemption price of 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption. Installments of interest which mature on or prior to the redemption date shall be payable to the holders of such Debentures registered as such on the relevant Record Dates according to their terms and to the provisions of Section 2.03 hereof. The Debentureholder may convert its Debenture at any time prior to and on the redemption date, subject to the limitations on conversion privileges set forth in other provisions of this Indenture.

                At least 12 months but not more than 18 months before a redemption date, the Company shall mail a notice of redemption by first-class mail to each holder of the Debentures to be redeemed and to the Trustee. The notice shall state (i) the redemption date, (ii) the redemption price, (iii) if less than all outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Debentures to be redeemed, (iv) that the Debentures called for redemption may be converted at any time prior to and on the redemption date, (v) the conditions prerequisite to conversion of Debentures, (vi) that Debentures called for redemption must be surrendered to the paying agent to collect the redemption price, and (vii) that interest on the Debentures ceases to accrue on and after the redemption date. At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

                Subject to the provisions of Section 3.01 hereof, once notice of redemption is mailed, the Debentures called for redemption become due and payable on the redemption date and at the redemption price, and upon surrender to the paying agent, such Debentures shall be paid at the redemption price, plus accrued interest to the redemption date.

                SECTION 3.03. Deposit of Monies for Redemption or Prepayment. Prior to any redemption or prepayment date, the Company shall deposit with the paying agent money sufficient to pay the redemption or prepayment price of and accrued interest on all Debentures to be redeemed or prepaid. The paying agent shall return to the Company any money not required for that purpose because of conversion of Debentures.

                If any Debenture called for redemption or prepayment shall not be so paid upon surrender thereof for redemption or prepayment, the principal shall, until paid, bear interest from the redemption or prepayment date at the Interest Rate borne by the Debenture.

                SECTION 3.04. Limitation on Prepayment. Except as provided in Sections 3.01 and 3.02 hereof, no Debenture may be prepaid or redeemed by the Company prior to the Due Date without the written consent of the holder thereof.

                SECTION 3.05. Holder's Right to Elect Redemption. Commencing on the first Interest Payment Date occurring more than one year after the Issuance Date of any Debenture, the holder of such Debenture or such holder's legal successor may elect to have the Company redeem the Debenture on any Interest Payment Date, by surrender of the Debenture to the Company at least 10 days prior to such Interest Payment Date at 700 North Street, Jackson, Mississippi, or at an office or agency established for such purpose, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and accompanied by a written notice of election to receive payment of the Debenture. The amount of such payment shall be equal to the unpaid principal portion of the Debenture plus accrued but unpaid interest on the Debenture through the Interest Payment date. The Company shall hand deliver or mail by first class mail to the Debentureholder a check on the Interest Payment Date in payment of the amount due in redemption of the Debenture.

                                  ARTICLE FOUR

                          SUBORDINATION OF DEBENTURES

                SECTION 4.01. Agreement That Debentures Be Subordinate. The Company covenants and agrees, and each holder of a Debenture issued hereunder by his acceptance thereof likewise covenants and agrees, that all Debentures issued hereunder shall be issued subject to the provisions of this Article Four; and each person holding any Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.


                SECTION 4.02. Subordination to Senior Indebtedness. Anything in this Indenture or in any Debenture to the contrary notwithstanding, the indebtedness evidenced by each Debenture shall be subordinate and junior, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness:

                (a) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution, or other winding-up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment is full of all principal of and interest on all Senior Indebtedness, or to have provision made for such payment, before the holders of the Debentures are entitled to receive any payment on account of principal of or interest on the Debentures, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provisions reflecting the rights conferred by these subordination provisions upon the Senior Indebtedness and the holders thereof with respect to the subordinated indebtedness represented by the Debentures and the holders thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Debentures, except securities which are subordinate and junior in right or payment to the payment of all Senior Indebtedness then outstanding;

                (b) If any Senior Indebtedness matures by lapse of time, acceleration or otherwise, and is not immediately paid, refunded or replaced by new indebtedness, then all principal of, (and premium, if any) and interest on all such matured Senior Indebtedness shall first be paid in full, or such payment shall be duly provided for, before any payment on account of principal or interest is made upon, or acquisition is made of any of, the Debentures;

                (c) Each Debentureholder, by his acceptance of a Debenture issued hereunder (i) irrevocably authorizes and empowers (without imposing any obligation on) each holder of Senior Indebtedness (hereinafter in this clause (c) called a "Senior Holder") at the time outstanding and such Senior Holder's representatives to demand, sue for, collect, receive and receipt for such Debentureholders ratable share of all payments and distributions in respect of the Debentures which are required to be paid or delivered to the Senior Holders as provided in clause (a) above, and to file and prove all claims therefor and take all such other action (including the right to vote such Debentureholder's ratable share of the Debentures) in the name of such Debentureholder or otherwise, as such Senior Holder or such Senior Holder's representatives may determine to be necessary or appropriate for the enforcement of clause (a) above, provided, however, that no action may be taken by any Senior Holder or such Senior Holder's representatives pursuant to the authorization conferred by this item (i) of this clause
                (c) unless written notice shall have been given by such Senior Holder or such Senior Holder's representatives to a Debentureholder requesting such Debentureholder to take such action and such Debentureholder shall not have taken such action within 15 days after the giving of such notice; and (ii) agrees to execute and deliver to each Senior Holder and such Senior Holder's representatives all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and to take all such other action as may be requested by such Senior Holder or such Senior Holder's representatives in order to enable such Senior Holder to enforce all claims upon or in respect of such Debentureholder's ratable share of the Debentures.

                Notwithstanding any of the foregoing clauses (a) through (c) of this Section 4.02, nothing herein shall prevent the Company from prepaying any Debenture prior to the Due Date under circumstances when the provisions of clause (a) or clause (b) of this Section 4.02 shall not be applicable.

                SECTION 4.03. Payment to Holders of Senior Indebtedness of Certain Amounts Received by Debentureholders. In the event that, notwithstanding the provisions of Section 4.02 prohibiting such distribution or payment, any distribution of assets of the Company or payment by or on behalf of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Debentures or the Trustee would be entitled but for the provisions of this Article Four prohibiting such distribution or payment, shall be received by the Trustee or the holders of the Debentures before the principal of and interest on all Senior Indebtedness is paid in full, or provision is made for its payment, such distribution or payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay the principal of and interest on all such Senior Indebtedness in full, after giving effect to any concurrent distribution or payment, or provision therefor, from any source, to the holders of such Senior Indebtedness or their representatives or trustees.

                SECTION 4.04. Notice to Trustee of Specified Events; Reliance on Certificate of Liquidating Agent. The Company shall give prompt written notice to the Trustee of any insolvency or bankruptcy proceeding in respect of the Company and of any proceedings for voluntary liquidation, dissolution or other winding up of the Company (whether or not involving insolvency or bankruptcy), within the meaning of Section 4.02(a), and of any event which pursuant to Section 4.02(b) would prevent payment by the Company on account of the principal of or interest on the Debenture. The Trustee, subject to the provisions of Section 9.01, shall be entitled to assume that no such event has occurred unless the Company, or a holder of Senior Indebtedness, or any trustee or representative therefor, has given such notice. The Trustee shall not be charged with knowledge of the curing of any event or of the elimination of the act or condition preventing any payment by the Company unless and until the Trustee shall have received an Officers' Certificate to such effect; and the Company shall deliver such an Officers' Certificate promptly after the curing of any such default or the elimination of any such act or condition.

                Upon any distribution of assets of the Company or payment by or on behalf of the Company referred to in this Article Four, the Trustee and the holders of the Debentures shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 4.02(a) are pending, and the Trustee, subject to the provisions of Section 9.01 hereof, and the holders of the Debentures shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the holders of the Debentures for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Four. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Four, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Article Four, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

                The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness but shall have only such obligations to such holders as are expressly set forth in this Article Four.

                SECTION 4.05. Subrogation. Subject to the payment in full of the principal of and interest on all Senior Indebtedness, the holders of the Debentures (together with the holders of any other indebtedness of the Company which is subordinate in right of payment to the payment of other indebtedness of the Company, but is not subordinate in right of payment to the Debentures and by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive distributions of assets of the Company, or payments by or on behalf of the Company, made on the Senior Indebtedness, until the principal of and interest on the Debentures shall be paid in full; and, for the purpose of such subrogation, no distributions or payments to the holders of Senior Indebtedness of any cash, property or securities to which the holders of the Debentures or the Trustee would be entitled except for the provisions of this Article Four, and no payment over pursuant to the provisions of this Article Four to the holders of Senior Indebtedness by the holders of the Debentures or the Trustee shall, as between the Company, its creditors other than the holders of Senior Indebtedness and the holders of Debentures, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article Four are, and are intended, solely for the purpose of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                SECTION 4.06. Obligation to Pay Not Impaired. Nothing contained in this Article Four or elsewhere in this Indenture, or in the Debentures, is intended to or shall alter or impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debentures the principal of and interest on the

Debentures at the time and place and at the rate and in the currency therein prescribed, or to affect the relative rights of the holders of the Debentures and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Four of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holders of the Debentures.

                SECTION 4.07. Reliance by Senior Indebtedness on Subordination Provisions. Each holder of any Debenture by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Debentures, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

                SECTION 4.08. Certain Payments and Credits Permitted. Nothing contained in this Article Four or elsewhere in this Indenture, or in any of the Debentures, shall (a) affect the right of the Company to make or prevent the Company from making payment of the principal of or interest on the Debentures, or from depositing with the Trustee or any paying agent monies for such payments, not then contrary to the conditions described in Section 4.02, (b) prevent the application by the Trustee or any paying agent of any monies so deposited with it under this Indenture to the payment of or on account of the principal of or interest on the Debentures unless the Trustee has knowledge of a default on the Senior Indebtedness, or (c) prevent the retention by the holders of Debentures of monies so applied and paid to them on account of the principal of or interest on the Debentures, whether or not at the time of such application described in (b) or payment described in (c) payment of principal of or interest on the Debentures would then be precluded pursuant to Section 4.02.

                SECTION 4.09. Subordination Not to be Prejudiced by Certain Acts. No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                SECTION 4.10. Trustee Authorized to Effectuate Subordination. Each holder of Debentures by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article Four and appoints the Trustee his attorney-in-fact for any and all such purposes.

                SECTION 4.11. Trustee's Rights Regarding Senior Indebtedness Held By it, Etc. The Trustee shall be entitled to all the rights set forth in this Article Four in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in
Section 9.13 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Four shall apply to claims of, or payments to, the Trustee under or pursuant to Section 9.06 of this Indenture.

                SECTION 4.12. Trustee and Paying Agents Not Chargeable with Knowledge Until Notice. Notwithstanding any of the provisions of this Article Four or any other provision of this Indenture, the Trustee and any paying agent shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee or any paying agent, unless and until the Trustee or such paying agent, as the case may be, shall have received written notice thereof from the Company or a holder of Senior Indebtedness, or any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 9.01, and any paying agent shall be entitled to assume that no such facts exist. If at lease twenty-four hours prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitations, the payment of either the principal of or the interest on any Debenture) the Trustee or paying agent, as the case may be, shall not have received with respect to such monies the notice provided for in this Section 4.12, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after the commencement of such twenty-four hour period.

         SECTION 4.13.  1988-A, 1989-A, 1989-B, 1990-A, 1990-B, 1990-C 1991-A,
1991-B, 1992-A and 1993-A Series Convertible Subordinated Debentures. Anything in this Indenture or in the Debentures to the contrary notwithstanding, the Debentures shall be neither subordinate nor superior in right of payment to the 1988-A Series Convertible Subordinated Debentures due 1998, issued by the Company under an Indenture dated as of July 13, 1988, or the 1989-A Series Convertible Subordinated Debentures due 1999, issued by the Company under an Indenture dated as of August 9, 1989, or the 1989-B Series

Convertible Subordinated Debentures due 1999, issued by the Company under an Indenture dated November 2, 1989, or the 1990-A Series Convertible Subordinated Debentures due 2000, issued by the Company under an Indenture dated August 8, 1990, the 1990-B Series Convertible Subordinated Debentures due 2000, issued by the Company under an Indenture dated November 1, 1990, the 1990-C Series Convertible Subordinated Debentures due 2000, issued by the Company under an Indenture dated November 2, 1990, the 1991-A Series Convertible Subordinated Debentures due 2001, issued by the Company under an Indenture dated August 14, 1991, or the 1991-B Series Convertible Subordinated Debentures due 2001, issued by the Company under an Indenture dated November 7, 1991, or the 1992-A Series Convertible Subordinated Debentures due 2002, or the 1993-A Series Convertible Subordinated Debentures due 2003, issued by the Company but shall rank pari passu in all respects with such 1988-A, 1989-A, 1989-B, 1990-A, 1990-B, 1990-C,
1991-A, 1991-B, 1992-A and 1993-A Series Convertible Subordinated Debentures.


                                  ARTICLE FIVE

                            CONVERSION OF DEBENTURES

                SECTION 5.01. Conversion Privilege; Conversion Price. Subject to and upon compliance with the provisions of this Article Five, at the option of the holder thereof, any Debenture or portion thereof may, at any time more than six months after the date of the award of the debenture option pursuant to which the Debenture was purchased and at or before the close of business on the Due Date (or, in case such Debenture shall be called for redemption prior to the Due Date and the Company does not default in timely payment of the redemption price, then until the close of business on the date fixed for redemption) be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable whole shares of 1994-A Series Stock, at the conversion price of $9.53125 per share (the "conversion price"). The conversion price shall not be subject to adjustment. Rights with respect to fractional share interests shall be governed by Section 5.04.

                SECTION 5.02. Conversion Period; Limitation on Exercise. The conversion privilege set forth in Section 5.01 shall also be limited as described below.

                (a) Pledge of Debentures. At any time that a Debenture is pledged or otherwise hypothecated as collateral for a loan to any person, the conversion privilege for that Debenture may not be exercised by any person. If such pledge or hypothecation is not made in compliance with Section 10.06 hereof, the conversion privilege for such Debenture shall simultaneously with such pledge or hypothecation wholly and permanently terminate. As soon as practicable, the Company shall give notice to the

                Trustee and any conversion agent of such prohibited pledge or hypothecation. If such pledge or hypothecation is made in compliance with Section 10.06, the conversion privilege for that Debenture shall be exercisable upon receipt by the Company, the Trustee and the conversion agent from the Debentureholder and the person to whom the Debenture has been pledged or hypothecated of notice satisfactory to the Company that the pledge or hypothecation has been fully and completely discharged and released and no pledge or hypothecation of the Debenture has been substituted or has otherwise been created. If such pledge or hypothecation is made in compliance with
                Section 10.06 and the Debenture is transferred to a person foreclosing on such Debenture, the conversion privilege for such Debenture shall simultaneously with such foreclosure wholly and permanently terminate. Unless and until the Trustee and the conversion agent shall have received notice in writing of a prohibited pledge or hypothecation of the Debenture or a foreclosure, the Trustee and conversion agent shall be entitled in all respects to conclusively assume that no such pledge, hypothecation or foreclosure has taken place.

                (b) Suspension Pending Listing and/or Registration. Anything herein to the contrary notwithstanding, if at any time the Board of Directors determines, in its discretion, that the listing, registration, or qualification upon any securities exchange or under any state or Federal law of 1994-A Series Stock into which the Debentures are convertible or of Common Stock into which the 1993-A Series Stock is convertible, or that the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue of such shares, (1) the Company will in good faith and at its own expense as expeditiously as possible endeavor to secure such listing, registration, qualification, consent or approval, or take such other action, as the case may be, and (2) the conversion privilege of the Debentures may not be exercised in whole or in part until such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Board of Directors.

                In the case of any suspension of the conversion privilege pursuant to this Section 5.02(b) that occurs or will continue after the Debentures first become convertible, the Company shall promptly deliver to the Trustee and the conversion agent an Officers' Certificate stating that such suspension has occurred and the reason therefor and shall promptly mail notice of such suspension and the reason therefor to the holders of the Debentures at their addresses as they appear on the Debenture register. Upon termination of any such suspension, the Company shall promptly deliver to the Trustee and the conversion agent an Officers' Certificate stating that such suspension has terminated and shall promptly mail notice thereof to the holders of the Debentures at their addresses as they appear on the Debenture register.

                (c) Effect of Suspension. Suspension of the right to exercise the conversion privilege shall not reduce any other rights under a Debenture.

                SECTION 5.03. Manner of Exercising Conversion Privilege. In order to exercise the conversion privilege, the holder of any Debenture to be converted shall surrender such Debenture to the Company at any office or agency maintained for that purpose pursuant to Section 2.10 or 6.02, accompanied by written notice to the Company at such office or agency that the holder elects to convert such Debenture or a specified portion thereof. Debentures surrendered for conversion shall, if so required by the Company or the Trustee, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the registered holder or his duly authorized attorney. As promptly as practicable after the receipt of such notice and the surrender of such Debenture as aforesaid, the Company shall issue and shall deliver, at the office or agency at which such Debenture is surrendered or such other place as the holder designates in writing, to such holder (or, on his written order, in his name and for his benefit to some other person), a certificate or certificates for the number of shares of 1994-A Series Stock issuable upon the conversion of such Debenture (or specified portion thereof), and a check in lieu of any fractional interest in accordance with the provisions of this Article Five. Such conversion shall be deemed to have been effected on the Conversion Date and at such time the rights of the holder of such Debenture as such Debentureholder shall cease and the person or persons in whose name or names any certificate or certificates for shares of 1994-A Series Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                In the case of any Debenture which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations in principal amount equal to the unconverted portion of such Debenture. The conversion privilege of the Debenture converted in part shall apply to such new Debenture or Debentures. No partial conversion will be permitted if, following conversion, the remaining principal amount of the Debenture would be less than $1,000.00.

                Interest will accrue on Debentures through the day immediately preceding the date of conversion and will be paid to the holder of the Debenture (or, on his written order, in his name and for his benefit to some other person) when his shares of 1994-A Series Stock are delivered.

                SECTION 5.04. Fractional Shares. Shares of 1994-A Series Stock shall be issued upon conversion of Debentures in whole shares only. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional interest in a share would be deliverable upon conversion of any Debenture, the Company shall make an adjustment therefor by payment in the form of a check or cash equal in amount to the product obtained by multiplying the conversion price per share times such fractional interest.

                SECTION 5.05.  Notice of Certain Corporate Action.  In case:

                (a) the Company shall declare a dividend (or any other distribution) on its 1994-A Series Stock or its Common Stock payable otherwise than in cash or other property out of its retained earnings; or

                (b) the Company shall authorize the granting to the holders of its 1994-A Series Stock or its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                (c) the Company shall authorize any reclassification of the 1994-A Series Stock or the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at the office or offices or agency or agencies maintained for the purpose of conversion of Debentures pursuant to
Section 2.10 and 6.02, and shall cause to be mailed to the Trustee and to holders of Debentures, at their last addresses as they shall appear upon the register provided for in

Section 2.05, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of its 1994-A Series Stock or Common Stock, as the case may be, which are to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that record holders of 1994-A Series Stock or Common Stock, as the case may be, shall be entitled to exchange their shares of 1994-A Series Stock or Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give notice or any defect therein shall not affect the legality or validity of any dividend, distribution, right, redistribution, charge, consolidation, merger, sale, or transfer. The Trustee shall have no duties with respect to any notice provided or given to it pursuant to this Section 5.05, except to exhibit the same to Debentureholders upon request.

                SECTION 5.06. Company to Reserve Stock. The Company shall at all time reserve and keep available, free from preemptive rights, out of its authorized but unissued 1994-A Series Stock, for the purpose of effecting the conversion of Debentures, the maximum number of shares of 1994-A Series Stock then issuable upon the conversion of all outstanding Debentures, and if at any time the number of authorized but unissued shares of 1994-A Series Stock shall not be sufficient to effect such conversions the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of 1994-A Series Stock to such number of shares as shall be sufficient for such purpose.

                SECTION 5.07. Taxes on Conversions. The Company will pay any and all taxes (other than any income taxes) that may be payable in respect of the issue or delivery of shares of 1994-A Series Stock on conversion of Debentures pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of 1994-A Series Stock in a name other than that of the holder of the Debenture or Debentures to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

                SECTION 5.08. Covenant as to Stock. The Company covenants that all shares of 1994-A Series Stock which may be issued upon conversion of Debentures, and all shares of Common

Stock which may be issuable upon conversion of 1994-A Series Stock, will upon issue be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

                SECTION 5.09. Provision in Case of Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other corporation or the merger of any other corporation into the Company (other than a merger in which the Company is the continuing corporation and in which no change is made in the outstanding 1994-A Series Stock of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or the corporation which shall have acquired such assets or the Company (if another corporation shall have merged into the Company) as the case may be (the "Surviving Corporation"), shall execute and deliver to the Trustee a supplemental indenture providing that the holder of each Debenture then outstanding shall have the right thereafter (until the expiration of the conversion right of such Debenture) to convert such Debenture into the kind and amount of shares of stock, other securities, cash or other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of 1994-A Series Stock of the Company into which such Debenture might have been converted immediately prior to such consolidation, merger, sale or transfer. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers. Notice of the execution of any such supplemental indenture shall be mailed by the Company at its cost and expense to the holders of the Debentures as soon as practicable after the execution of such supplemental indenture. Failure to give such notice, or any defects therein, shall not affect the legality or validity of any supplemental indenture.

                SECTION 5.10. Trustee's Disclaimer of Responsibility for Certain Matters. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of 1994-A Series Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Subject to the provisions of Section 9.01, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, register or deliver any shares of 1994-A Series Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article Five. Neither the Trustee nor the conversion agent has any duty to determine whether any provisions of a supplemental indenture pursuant to Section 5.09 are correct.

                SECTION 5.11. Covenant as to Conversion Rights. The Company covenants and agrees that so long as any of the Debentures are outstanding, it will not amend its Certificate of Incorporation in any way which would adversely change the conversion rights of the 1994-A Series Stock unless such amendment shall have been approved in writing by the holders of not less than sixty-six and two-thirds percent of all shares of 1994-A Series Stock at the time outstanding and by the holders of not less than sixty-six and two-thirds percent of the aggregate principal amount of the Debentures at the time outstanding.


                                  ARTICLE SIX

                      PARTICULAR COVENANTS OF THE COMPANY

                SECTION 6.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and interest on each of the Debentures at the time and place and in the manner provided in the Debentures to or upon the written order of the holders thereof.

                SECTION 6.02. Office for Notices, Payments and Conversions.
The Company covenants and agrees, so long as any of the Debentures remain outstanding, to maintain in Jackson, Mississippi, one or more offices or agencies where the Debentures may be presented for payment of principal and interest, for registration of transfer or exchange or for conversion and an office or agency where notices and demands to or upon the Company in respect of the Debentures or of this Indenture may be served. The Company will give to the Trustee notice of the location of any such offices or agencies and of any change of location thereof. In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee.

                SECTION 6.03.  Paying Agents.

                (a) Whenever the Company shall have one or more paying agents, it will, prior to each due date of the principal of or interest on any Debentures, deposit with such paying agent a sum sufficient to pay the principal or interest so becoming due. The Company will promptly notify the Trustee of its action or failure so to act.

                (b) Any paying agent appointed by the Company, other than the Trustee, shall be a bank or trust company of the character and with the qualifications set forth in Section 9.09, and the Company covenants and agrees to cause such paying agent to execute and deliver to the Trustee an instrument in which it shall agree with the

                Trustee, subject to the provisions of this Section, (1) that such paying agent shall hold in trust for the benefit of the Debentureholders all sums held by such paying agent for the payment of the principal of or interest on any of the Debentures, (2) that such paying agent shall give to the Trustee notice of any failure by the Company (or any other obligor on the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall be due and payable, and (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

                (c) If the Company shall at any time act as its own paying agent, then on or before each due date of the principal of or interest on any of the Debentures, it will set aside and segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal or interest so becoming due, and will notify the Trustee of its action or of any failure to take such action.

                (d) Anything in this Section 6.03 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                (e) Anything in this Section 6.03 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 14.03 and 14.04 hereof.

                SECTION 6.04. Appointment to Fill a Vacancy in Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the Office of Trustee, will appoint, in the manner provided in Section 9.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                SECTION 6.05. Further Instruments and Acts. The Company will, upon request of the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectually the purposes of this Indenture.

                SECTION 6.06. Payment of Taxes; Maintenance of Corporate Existence; Maintenance of Properties; Property Insurance.

                (a) The Company will, and will cause each Subsidiary to, pay all taxes, assessments and governmental charges lawfully levied or assessed upon it, upon its property or any part thereof, or upon its income or profits, or any part thereof, before the same shall become delinquent, and will duly observe and conform to all lawful requirements of any governmental authority relative to any of its property, and all covenants, terms and conditions upon or under which any of its property is held; and within four months after the accruing of any lawful claims or demands for labor, materials, supplies or other objects, which might become a lien or charge upon any of its property or the income therefrom, it will pay or cause to be discharged or make adequate provision to satisfy and discharge the same; provided that nothing in this Section 6.06 or elsewhere in this Indenture contained shall require the Company to observe or conform to any requirements of any governmental authority or to cause to be paid or discharged, or to make provision for, any such lien or charge or to pay any such tax, assessment or governmental charge so long as the validity thereof shall be contested in good faith; and provided further that neither the Company nor any Subsidiary shall be required to pay any such taxes, assessments or charges, if, in the judgment of the Board of Directors of the Company or such Subsidiary, such payment shall no longer be advantageous to the Company or such Subsidiary in the conduct of its business and nonpayment shall not be disadvantageous in any material respect to the Debentureholders.

                (b) Subject to the other provisions of this Indenture, the Company will, and will cause each Subsidiary to, maintain its corporate existence and right to carry on its business and duly procure all necessary renewals and extensions thereof and use its best efforts to maintain, preserve and renew all such rights, powers, privileges and franchises; provided, however, that nothing herein contained shall be construed to prevent the Company or Subsidiary from ceasing or omitting to exercise any right, power, privilege or franchise (including, in the case of a Subsidiary, the corporate existence thereof) which in the judgment of the Board of Directors of the Company or of such Subsidiary should not be exercised and which is not advantageous in any material respect to the Debentureholders.

                (c) The Company will, and will cause each Subsidiary to, keep and maintain all buildings, plants and other property owned or leased by it in such good condition, repair and working order and supplied with all such necessary equipment as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 6.06 shall prevent the Company or a Subsidiary from selling, abandoning or otherwise disposing of any building, plant or property whenever in the opinion of the Company the retention thereof is inadvisable or not necessary to the business of the Company or such Subsidiary.

                (d) The Company will insure and keep insured, and will cause each Subsidiary to insure and keep insured, to a reasonable amount with reputable insurance companies, to the extent such insurance is reasonably available, so much of their respective properties as companies engaged in a similar business and to the extent such companies in accordance with good business practice customarily insure properties of a similar character against loss by fire and the extended coverage perils and other hazards.


                SECTION 6.07. Annual Review Certificate. The Company covenants and agrees to deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, which shall conform to the provisions of
Section 16.06, stating that a review of the activities of the Company and of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every such covenant in this Indenture contained and is not in default in the performance and observance of any of the terms, provisions and conditions hereof (or, if the Company shall be in default, specifying all such defaults and the nature thereof of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest on the Debentures is prohibited.

                SECTION 6.08. No Lien Created. This Indenture and the Debentures do not create a lien, charge, or encumbrance on any property of the Company or any Subsidiary.


                                 ARTICLE SEVEN

                      DEBENTUREHOLDERS' LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

                SECTION 7.01. Debentureholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee not more than 30 or less than 15 calendar days before an Interest Payment Date in each year and at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Company, and of any paying agents of the Company other than the Trustee, as to the names and addresses of the holders of Debentures obtained (in the case of each list other than the first list) since the date as of which the next previous list, if any, was furnished. Any such list may be dated as of a date not more than fifteen days prior to the time such information is furnished or caused to be furnished, and need not include information received after such date, but the list need not be furnished if the Trustee is the Debenture registrar.

                SECTION 7.02. Preservation and Disclosure of Lists.

                (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures (1) contained in the most recent list furnished to it as provided in Section 7.01 and (2) received by it in the capacity of Debenture registrar (if so acting) hereunder.

                       The Trustee may (1) destroy any list furnished to it as
                provided in Section 7.01 upon receipt of a new list so furnished, (2) destroy any information received by it as paying agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than forty-five days after an Interest Payment Date, a list containing the names and addresses of the holders of Debentures obtained from such information since the delivery of the next previous list, if any, and (3) destroy any list delivered to itself as Trustee which was compiled from information received by it as paying agent (if so acting) hereunder upon the receipt of a new list so delivered.

                (b) In case three or more holders of Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                       (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 7.02, or

                       (2) inform such applicants as to the approximate number of holders of Debentures whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection
                       (a) of this Section 7.02, and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communication, if any, specified in such application.

                       If the Trustee shall elect not to afford such applicants
                access to such information, the Trustee shall, upon the written request of such applicants, mail to each Debentureholder whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 7.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debentures or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Debentureholders with reasonable promptness after the entry of such order and the renewal of such tender; if no such order is entered by said Commission, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                (c) Each and every holder of the Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debentures in accordance with the provisions of subsection (b) of this Section 7.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection
                (b).

                SECTION 7.03. Reports by the Company.

                (a) The Company covenants and agrees to file with the Trustee, within fifteen days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, any additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                (c) The Company covenants and agrees to transmit by mail to all holders of Debentures, as the names and addresses of such holders appear upon the registry books of the Company, within thirty days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 7.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission, except insofar as such summaries, documents or reports have previously been furnished to such Debentureholder.

                (d) The Company covenants and agrees to transmit by mail to all holders of Debentures, as the names and addresses of such holders appear on the registry books of the Company, and to furnish to the Trustee annually within 120 days after the end of each fiscal year of the Company, beginning with the fiscal year ending June 30, 1990, a copy of the consolidated balance sheet of the Company and its consolidated subsidiaries as at the end of its annual accounting period and a consolidated profit and loss statement of the Company and its consolidated subsidiaries for such period, prepared in accordance with generally accepted accounting principles and accompanied by the certificate of a firm of independent public accountants.

                SECTION 7.04. Reports by the Trustee.

                (a) If this Indenture has been qualified under the Trust Indenture Act of 1939, then on or before July 15 in every year thereafter, so long as any Debentures are outstanding hereunder, the Trustee shall transmit to the Debentureholders as hereinafter in this Section 7.04 provided, a brief report dated as of May 15 of the year in which such report is made with respect to:

                       (1) its eligibility under Section 9.09, and its qualification under Section 9.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

                       (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge prior to that of the Debentures, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than one-half of one per cent of the principal amount of the Debentures outstanding on the date of such report;

                       (3) the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Debentures) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3),
                       (4) or (6) of subsection (b) of Section 9.13;

                       (4) the property and funds, if any, physically in the possession of the Trustee, as such, on the date of such report; and


                       (5) any additional issue of Debenture which the Trustee has not previously reported; and


                       (6) any action taken by the Trustee in the performance if its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Debentures, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of
                       Section 8.08.


                (b) If this Indenture has been qualified under the Trust Indenture Act of 1939, the Trustee shall transmit to the Debentureholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such), since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 7.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Debentures on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten per cent or less of the principal amount of Debentures outstanding at such time, such report to be transmitted within ninety days after such time.


                (c) Reports pursuant to this Section 7.04 shall be transmitted by mail to all holders of Debentures, as the names and addresses of such holders appear upon the registry books of the Company.


                (d) A copy of any such report shall, at the time of such transmission to Debentureholders, be filed by the Trustee with each stock exchange upon which the Debentures are listed and also with the Securities and Exchange Commission. The Company will notify the Trustee when the Debentures are listed on any stock exchange.

                                 ARTICLE EIGHT

                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                              ON EVENT OF DEFAULT

                SECTION 8.01. Events of Default. In case one or more of the following Events of Default shall have occurred and be continuing, that is to say:

                (a) default in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, whether or not such payment is prohibited by the provisions of Article Four, and continuance of such default for a period of thirty days; or

                (b) default in the payment of the principal of any of the Debentures as and when the same shall become due and payable either at maturity, by declaration or otherwise, and in each case whether or not such payment is prohibited by the provisions of Article Four; or

                (c) failure on the part of the Company duly to observe or perform any other of its covenants or agreements contained in the Debentures or in this Indenture for a period of sixty days after the date on which written notice of such failure, specifying such default and requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of at least twenty-five per cent in principal amount of the Debentures at the time outstanding; or

                (d) an event of default as defined in any indenture or instrument evidencing or under which the Company has at the date of this Indenture or shall hereafter have outstanding any indebtedness for money borrowed by the Company shall have happened and shall be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise become due and payable, and such acceleration shall not be contested in good faith by the Company, and such acceleration shall not be rescinded or annulled, or such indebtedness shall not have been discharged, or there shall not have been deposited in trust a sum of money sufficient to discharge in full such indebtedness, within ten days after written notice of such acceleration to the Company from the

                Trustee or to the Company and the Trustee from the holders of not less than twenty-five per cent in aggregate principal amount of the Debentures then outstanding hereunder; provided, however, that if such event of default under such indenture or instrument shall be remedied or cured by the Company or be waived by the holders of such indebtedness in any manner authorized by such indenture or instrument or shall otherwise cease to exist, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Debentureholders; and provided further that the Trustee, subject to Section 9.01, shall not be charged with knowledge of any such default unless written notice of such default shall have been given to the Trustee by the Company, by the Trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the holders of at least five per cent in aggregate principal amount of the Debentures at the time outstanding; or

                (e) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Company in an involuntary case under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty consecutive days; or

                (f) the commencement by the Company of a voluntary case under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Company to the entry of an order for relief in an involuntary case under any such law, or the consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors;

then and in each and every such case, unless the principal of all of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than twenty-five per cent in aggregate principal amount of the Debentures then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Debentureholders), may declare the principal of all the Debentures to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything to the contrary contained in this Indenture or in the Debentures. This provision, however, is subject to the condition that if at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all of the Debentures and the principal of any and all Debentures which shall have become due otherwise than by acceleration (with interest on such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the rate borne by the Debentures, through the day preceding the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made by the Trustee, except as the result of its negligence or bad faith, and any and all defaults under this Indenture, other than the nonpayment of principal and accrued interest on Debentures which shall have become due by acceleration, shall have been remedied -- then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

                In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Debentureholders shall be restored respectively to their several positions and rights hereunder, and thereafter all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

                SECTION 8.02. Payment of Debentures on Default; Suit Therefor. The Company covenants that (1) in case default shall be made in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (2) in case default shall be made in the payment of the principal of any of the Debentures as and when the same shall have become due and payable, whether at maturity of the Debentures or upon redemption or by declaration or otherwise -- then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have become due and payable on all such Debentures for principal or interest, or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate borne by the Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys, and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

                In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall then be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on the Debentures wherever situated the monies adjudged or decreed to be payable.

                In case there shall be pending any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor on the Debentures, its or their creditors, as such, or its or their property, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 8.02, shall be entitled and empowered, by the intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debentures, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debentures, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Debentureholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses and counsel fees out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Debentures may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

                All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be bought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debentures, subject to the provisions of Article Four.

                SECTION 8.03. Application of Monies Collected by Trustee. Subject to the provisions of Article Four, any monies collected by the Trustee pursuant to Section 8.02 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Debentures, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                       First:  To the payment of costs and expenses of
                collection and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

                       Second:       In case the principal of the outstanding
                Debentures shall not have become due and be unpaid, to the payment of interest on the Debentures, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate borne by the Debentures, such payments to be made ratably to the persons entitled thereto, without discrimination or preference; and

                       Third:  In case the principal of the outstanding
                Debentures shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debentures for principal and interest, with interest on the overdue principal; and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Debentures; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Debentures, then to the payment of such principal and interest without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and accrued and unpaid interest; and

                       Fourth:  To the payment of the remainder, if any, to the
                Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

                SECTION 8.04. Proceedings by Debentureholders. No holder of any Debenture shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also (i) the holders of not less than twenty-five per cent in aggregate principal amount of the Debentures then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and (ii) the holders making such request shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (iii) the Trustee for sixty days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding, and (iv) no direction inconsistent with such written request shall have been given to the Trustee during such sixty day period by the holders of a majority in principal amount of the Debentures then outstanding; it being understood and intended,and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures.

                Notwithstanding any other provisions in this Indenture, but subject to the provisions of Article Four, the right of any holder of any Debenture to receive payment of the principal and interest on such Debenture, on or after the respective due dates expressed in such Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company, shall not be impaired or affected without the consent of such holder; provided, however, that the provisions of this Section 8.04 are subject to the provisions of Article Four.

                SECTION 8.05. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                SECTION 8.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Eight to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures by judicial proceedings or otherwise to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions by Section 8.04, every power and remedy given by this Article Eight or by law to the Trustee or to Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

                SECTION 8.07. Direction of Proceedings and Waiver of Defaults by Majority of Debentureholders. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined subject to the provisions of Section 10.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that the Trustee, subject to the provisions of Section 9.01, shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve it in a personal liability or would be in conflict with any rule of law or provision of this Indenture; and provided further, that nothing in this Indenture contained shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Debentureholders. Prior to any declaration accelerating the maturity of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined subject to the provisions of Section 10.04 may on behalf of the holders of all of the Debentures waive any past default or Event of Default hereunder and its consequences, except by default in the payment of interest on the principal of any of the Debentures or in respect of a covenant or provision hereof which under Article Twelve cannot be modified or amended without the consent of the holder of each Debenture affected. Upon any such waiver, the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 8.07, said default or Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing.

                SECTION 8.08. Notice of Defaults. The Trustee shall, within ninety days after the occurrence of a default, mail to all holders of Debentures, as the names and addresses of such holders appear upon the registry books of the Company, notice of all defaults known to the Trustee, unless such defaults shall have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section 8.08 being hereby defined to be the events specified in clauses (a), (b), (c), (d), (e) and (f) of Section 8.01, not including any periods of grace provided for in said clauses (a), (c),
(d) and (e) and irrespective of the giving of written notice provided for in said clauses (c) and (d)); provided, that, except in the case of default in the payment of the principal of or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Debentureholders.

                SECTION 8.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than ten per cent in aggregate principal amount of the Debentures outstanding, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or interest on any Debenture against the Company on or after the due date expressed in such Debenture.

                SECTION 8.10. Enforcement of Conversion Rights. Anything in this Indenture to the contrary notwithstanding, the holder of any Debenture, without reference to and without the consent of either the Trustee or the holder of any other Debenture, in his own behalf and for his own benefit may enforce, and may institute and maintain any proceedings suitable to enforce, his right to convert his Debenture into 1994-A Series Stock as provided in Article Five.

                SECTION 8.11. Waiver of Stay, Extension, or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay, or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE NINE

                             CONCERNING THE TRUSTEE

                SECTION 9.01. Duties and Liabilities of Trustee. The Trustee prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. No implied covenants or obligations shall be read into this Indenture against the Trustee. In case an Event of Default has occurred (which has not been cured) the Trustee shall exercise such of the rights and powers invested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct of its own affairs, except that

                (a) prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred:

                       (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                       (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                (b) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Debentures at the time outstanding determined as provided in Section 10.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its right or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it.

                SECTION 9.02. Reliance on Documents and Counsel. Except as otherwise provided in Section 9.01:

                (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, coupon, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                (c) The Trustee may consult with counsel and any written advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders, pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                (f) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, coupon or other paper or document, unless requested in writing so to do by the holders of a majority in aggregate principal amount of the Debentures then outstanding determined subject to the provisions of
                Section 10.04; provided, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

                (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys. The Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                SECTION 9.03. No Responsibility for Recitals or Certain Other Matters. The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debenture.

                SECTION 9.04. Trustee, Paying Agent, Conversion Agent or Registrar May Own Debentures. The Trustee or any paying agent, conversion agent or Debenture registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, paying agent, conversion agent or Debenture registrar.

                SECTION 9.05. Monies to be Held in Trust. Subject to the provisions of Article Four and Section 14.04 hereof, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. The Trustee shall be under no liability for interest on any monies received by it hereunder except such as it may agree with the Company to pay thereon. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such monies shall be paid from time to time upon the written order of the Company, signed by its President or any Vice President or its Treasurer or an Assistant Treasurer.

                SECTION 9.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expense and disbursement of its counsel and of all persons not regularly in its employ) except any such expenses, disbursements or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 9.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder, and such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on Debentures.

                SECTION 9.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 9.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

                SECTION 9.08.  Conflicting Interest of the Trustee.

(a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 9.08, it shall, within ninety days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest, or resign in the manner and with the effect specified in Section 9.10.

(b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 9.08, the Trustee shall, within ten days after the expiration of such ninety-day period, transmit notice of such failure by mail to all holders of Debentures, as the names and addresses of such holders appear upon the registration books of the Company.

                (c) For the purposes of this Section 9.08, the Trustee shall be deemed to have a conflicting interest if

                       (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debentures issued under this Indenture; provided, however, that there shall be excluded from the operation of this paragraph the Indenture dated as of July 13, 1988 with Deposit Guaranty National Bank as Trustee, under which the Company's 1988-A Series Convertible Subordinated Debentures are outstanding; the Indenture dated as of August 9, 1989 with Deposit Guaranty National Bank as Trustee, under which the Company's 1989-A Series Convertible Subordinated Debentures are outstanding; the Indenture dated as of November 2, 1989, with Deposit Guaranty National Bank as Trustee, under which the Company's 1989-B Series Convertible Subordinated Debentures are outstanding; the Indenture dated as of August 8, 1990, with Deposit Guaranty National Bank as Trustee, under which the Company's 1990-A Series Convertible Subordinated Debentures are outstanding; the Indenture dated as of November 1, 1990, with Deposit Guaranty National Bank as Trustee, under which the Company's 1990-B Series Convertible Subordinated Debentures are outstanding; the Indenture dated as of November 2, 1990, with Deposit Guaranty National Bank as Trustee, under which the Company's 1990-C Series Convertible Subordinated Debentures are outstanding; the Indenture dated as of August 14, 1991, with Deposit Guaranty National Bank as Trustee, under which the Company's 1991-A Series Convertible Subordinated Debentures are outstanding; the Indenture dated as of November 7, 1991, with Deposit Guaranty National Bank as Trustee, under which the Company's 1991-B Series Convertible Subordinated Debentures are outstanding; the indenture dated as of November 5, 1992, with Deposit Guaranty National Bank as Trustee, under which the Company's 1992-A Series Convertible Subordinated Debentures are outstanding; the indenture dated as of November 4, 1993, with Deposit Guaranty National Bank as Trustee, under which the Company's 1993-A Series Convertible Subordinated Debentures are outstanding; and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if
                       (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the

                       Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture and such other indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures, or (iii) such other indenture or indentures contain substantially the same terms as this Indenture and such other indenture or indentures and this Indenture are exempt from qualification under the Trust Indenture Act of 1939.

                       (2) The Trustee or any of its directors or executive officers is an obligor upon the Debentures issued under this Indenture or an underwriter for the Company;

                       (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

                       (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by an underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c), to act as trustee whether under an indenture or otherwise;


                       (5) ten per cent or more of the voting securities of Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or twenty per cent or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or ten per cent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner, or executive officer thereof, or is beneficially owned collectively, by any two or more such persons;

                       (6) the Trustee is the beneficial owner of, or holds collateral security for an obligation which is in default, (A) five per cent or more of the voting securities, or ten per cent or more of any other class of security, of the Company, not including the Debentures issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) ten per cent or more of any class of security of an underwriter for the Company;

                       (7) the Trustee is the beneficial owner of, or holds collateral security for an obligation which is in default, five per cent or more of the voting securities of any person who, to the knowledge of the Trustee, owns ten per cent or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                       (8) the Trustee is the beneficial owner of, or holds collateral security for an obligation which is in default, ten per cent or more of any class of security of any person who, to the knowledge of the Trustee, owns fifty per cent or more of the voting securities of the Company; or

                       (9) the Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five per cent or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed twenty-five per cent of such voting securities or twenty-five per cent of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of principal of or interest on any of the Debentures when and as the same become due and payable, and such failure continues for thirty days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6),
                       (7) and (8) of this subsection (c).

                The specifications of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (c).

                For the purposes of paragraphs (6), (7), (8) and (9) of this subsection (c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for thirty days or more and shall not have been cured; and (c) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security

(as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

                Except as provided in the next preceding paragraph hereof, the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

                (d)    For the purposes of this Section 9.08:

                       (1) The term "underwriter" when used with reference to Company shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                       (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                       (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                       (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                       (5) The term "Company" shall mean an obligor upon the Debentures.

                       (6) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

                (e) The percentages of voting securities and other securities specified in this Section 9.08 shall be calculated in accordance with the following provisions:

                       (1) A specified percentage of the voting securities of Trustee, the Company or any other person referred to in this Section 9.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                       (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                       (3) The term "amount", when used in regard to securities means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

                       (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                              (i) Securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                              (ii) Securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                              (iii) Securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                              (iv) Securities held in escrow if placed in escrow by the issuer thereof;

                       provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                       (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

                SECTION 9.09.  Eligibility of Trustee.     There shall at all
times be a Trustee hereunder which shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000, subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.10.

                SECTION 9.10. Resignation or Removal of Trustee; Appointment of Successor Trustee.

                (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of the Debentures at their addresses as they shall appear on the registry books of the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debentureholder who has been a bona fide holder of a Debenture, or Debentures for at least six months may, subject to the provisions of Section 8.09, on behalf of himself and all other similarly situated, petition any such court for the appointment of a successor trustee.
                Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                (b)    In case at any time any of the following shall occur:

                       (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 9.08 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months, or

                       (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

                       (3) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,





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
                then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 8.09, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                (c) The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten days after such nomination the Company shall object thereto, in which case the Trustee so removed or any Debentureholder, upon the terms and conditions and otherwise as in subdivision (a) of this Section 9.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                (d) No resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.10 shall be effective until acceptance of appointment by the successor trustee as provided in Section 9.11.

                SECTION 9.11.  Acceptance by Successor Trustee.   Any successor
trustee appointed as provided in Section 9.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of
Section 9.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 9.06.

                No successor trustee shall accept appointment as provided in this Section 9.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 9.08 and eligible under the provisions of Section 9.09.

                Upon acceptance of appointment by a successor trustee as provided in this Section 9.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Debentures at their addresses as they shall appear on the registry books of the Company. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                SECTION 9.12. Succession by Merger and Certain Other Events. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor trustee hereunder or in the name of such successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debentures or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or authenticate Debentures in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                SECTION 9.13. Limitation on Rights of Trustee as a Creditor.

                (a)    Subject to the provisions of subsection (b) of this
                Section 9.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Debentures within four months prior to a default, as defined in subsection (c) of this Section 9.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Debentures, and the holders of other indenture securities (as defined in subsection (c) of this Section 9.13):

                       (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                       (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition therefor, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

                Nothing herein contained, however, shall affect the right of the Trustee:

                       (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted, or other applicable federal or state law;

                       (B) to realize, for its own account, upon any property held by it as security for any such claim if such property was so held prior to the beginning of such four months' period;

                       (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section 9.13, would occur within four months; or

                       (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

                For the purposes of paragraphs (B), (C), and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

                If the Trustee shall be required hereunder to maintain a special account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Debentureholders and the holders of other indenture securities in such manner that the Trustee, the Debentureholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted, or other applicable federal or state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Debentureholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted, or other applicable federal or state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account.

As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted; or other applicable federal or state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Debentureholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Debentureholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                Any trustee who has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

                       (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such four months' period; and

                       (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

                (b)    There shall be excluded from the operation of subsection
                (a) of this Section 9.13 a creditor relationship arising from:

                       (1) The ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                       (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Debentureholders at the time and in the manner provided in Section 7.04 with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

                       (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                       (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section 9.13;

                       (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                       (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 9.13.

                (c)    As used in this Section 9.13:

                       (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Debentures or upon the other indenture securities when and as such principal or interest becomes due and payable;

                       (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection
                       (a) of this Section 9.13, and (C) under which a default exists at the time of the





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
                       apportionment of the funds and property held in said special account;

                       (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                       (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

                       (5) The term "Company" shall mean any obligor upon the Debentures.

                SECTION 9.14. Records of Trustee.    The Trustee shall retain
in its possession so long as any of the Debentures shall remain outstanding all financial statements furnished to it pursuant to this Indenture. The Trustee shall at all times have access to those books and records of the Company which may be reasonably required by the Trustee to fulfill its duties and obligations hereunder, except that no such access shall be allowed to any books or records constituting restricted security information under any law or governmental regulation at the time applicable thereto.


                                  ARTICLE TEN

                        CONCERNING THE DEBENTUREHOLDERS

                SECTION 10.01. Action by Debentureholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the





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holders of such specified percentage have joined therein may be evidenced (a)
by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of Article Eleven, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders.

                SECTION 10.02. Proof of Execution by Debentureholders; Evidence
of Holdings.    Subject to the provisions of Section 9.01 and 11.05, proof of the fact and date of execution of any instrument by a Debentureholder or his agent or proxy and proof of the holding by any person of any of the Debentures shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company if made in the following manner:

                (a) The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer and where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                (b) The ownership of Debentures shall be proved by the registers of such Debentures or by a certificate of the registrar thereof.

                The record of any Debentureholders' meeting shall be proved in the manner provided in Section 11.06. The Trustee may require such additional proof of any matter referred to in this Section 10.02 as it shall deem necessary.

                SECTION 10.03.  Who Deemed Absolute Owners.   The Company, the
Trustee, any paying agent, any conversion agent and any Debenture registrar may deem and treat the person in whose name any Debenture shall be registered upon the books of the Company as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or writing thereon by anyone other than the Company or any Debenture registrar) for the purpose of receiving payment of or on account of the principal of and interest on such Debenture and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Debenture registrar shall be affected by any notice to the contrary. Payment of or on account of the principal of and (subject to the provisions of Section 2.03) interest on such Debenture shall be made only to or upon the order in writing of the registered holder thereof.
All such payments and all such conversions shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.

                SECTION 10.04.  Company-owned Debentures Disregarded.   In
determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction or consent under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction or consent only Debentures which the Trustee knows are so owned shall be so disregarded. The Company shall, immediately upon issuance of the Debentures, provide the Trustee with an Officers' Certificate and an Opinion of Counsel specifying which Debentures are so owned and that no other Debentures are so owned. The Company shall provide further Officers' Certificates and Opinions of Counsel as necessary to reflect changes in such information. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 10.04, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

                SECTION 10.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 10.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture which is included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at its office and upon proof of holding as provided in Section 10.02, revoke such action so far as concerns such holder's Debenture. Absent a proper revocation, any consent to an action given by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, irrespective of whether or not any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor. Any action taken by the holders of the percentage in





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
aggregate principal amount of the Debentures specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Debentures.

                SECTION 10.06.        Transfer of Debentures.   Except as
provided herein, the Debentures may not be sold, assigned, transferred, pledged or otherwise hypothecated. A Debentureholder may pledge or hypothecate a Debenture for the purpose of borrowing money to buy the Debenture provided that the Company consents in writing to such intended pledge or hypothecation prior to consummation of such pledge or hypothecation. Any such consent shall be substantially in the form attached hereto as Exhibit A. Upon giving such consent, the Company shall furnish to the Trustee and any conversion agent an Officers' Certificate which shall identify the Debentures covered by such consent by stating the serial number, name of registered holder and principal amount of such Debentures. The duly authorized representative of the estate of a deceased Debentureholder may request that a Debenture held in that estate be registered in the name of the person or persons to whom such Debenture passed by will or the laws of intestate succession, provided that such representative shall have supplied proof satisfactory to the Company and the Trustee of his authority, and of any other matters which the Trustee or the Company may deem relevant. A person who has foreclosed on a pledge or hypothecation on a Debenture made in compliance with this Section 10.06 may request that such Debenture be registered in the name of such person. As used herein, the term "person" shall include any corporation, bank, savings and loan association, partnership and similar business entities.


                                 ARTICLE ELEVEN

                           DEBENTUREHOLDERS' MEETINGS

                SECTION 11.01.   Purposes of Meetings.   A meeting of
Debentureholders may be called at any time from time to time pursuant to the provisions of this Article Eleven for any of the following purposes:

                       (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article Eight;

                       (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Nine;

                       (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 12.02; or

                       (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

                SECTION 11.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Debentureholders to take any action specified in
Section 11.01, to be held at such time and at such place in the City of Jackson, Mississippi as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to the holders of Debentures at their addresses as they shall appear on the registry books of the Company. Such notice shall be mailed not less than twenty nor more than one hundred and eighty days prior to the date fixed for the meeting.

                SECTION 11.03.  Call of Meetings by Company or
Debentureholders.   In case at any time the Company, pursuant to a resolution
of its Board of Directors, or the holders of at least ten per cent in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty days after receipt of such request, then the Company or such Debentureholders may determine the time and the place in the City of Reno, Nevada for such meeting and may call such meeting to take any action authorized in Section 11.01, by mailing notice thereof as provided in Section 11.02.

                SECTION 11.04.  Qualifications for Voting.   To be entitled to
vote at any meeting of Debentureholders a person shall (a) be a holder of one or more Debentures; or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Debentures. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                SECTION 11.05.  Regulations.   Notwithstanding any other
provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies and other evidence of the right to vote, and such other matters concerning the conduct of the meetings as it shall think fit.

                The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 11.03, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

                Subject to the provisions of Section 10.04, at any meeting each Debentureholder or proxy shall be entitled to one vote (and/or fraction thereof) for each $50.00 principal amount of Debentures (and/or fraction thereof) held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding.
The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Debentureholders.

                At any meeting of Debentureholders, the presence of persons holding or representing Debentures in an aggregate principal amount sufficient under the appropriate provisions of this Indenture to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Any meeting of Debentureholders duly called pursuant to the provisions of Section 11.02 or 11.03 may be adjourned from time to time by vote of the holders (or proxies for the holders) of a majority of Debentures represented at the meeting and entitled to vote, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                SECTION 11.06.  Voting.   The vote upon any resolution
submitted to any meeting of Debentureholders shall be by written ballots on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the serial number or numbers of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate for all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of





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the notice of the meeting and showing that said notice was mailed as provided in Section 11.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting, and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

                Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                SECTION 11.07.  No Delay of Rights by Meeting.   Nothing in
this Article Eleven contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.




                                 ARTICLE TWELVE

                            SUPPLEMENTAL INDENTURES

                SECTION 12.01.  Supplemental Indentures without Consent of
Debentureholders.   The Company, when authorized by resolution of its Board of
Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                (a) to make provision with respect to the conversion rights of holders of Debentures pursuant to the requirements of
                Section 5.09;

                (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Thirteen hereof;

                (c) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of the Debentures as the Board of Directors of the Company and the Trustee shall consider to be for the protection of the holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                (d) to provide for the issuance under this Indenture of Debentures in coupon form (including Debentures registrable as to principal only), but otherwise with all the provisions and subject to all the conditions and limitations of the Debentures issued hereunder in fully registered form, and to provide for exchangeability of such Debentures with the Debentures issued hereunder in fully registered form; and

                (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (e) shall not adversely affect the interests of the holders of the Debentures.

                (f) to modify, eliminate, or add to the provisions of this Indenture to such extent as may be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted, if such qualification is or becomes necessary or desirable, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed, or any corresponding provision in any similar federal statute hereafter enacted.

                The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.





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
                Any supplemental indenture authorized by the provisions of this
Section 12.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 12.02.

                SECTION 12.02.  Supplemental Indentures with Consent of
Debentureholders.   With the consent (evidenced as provided in Section 10.01)
of the holders of not less than sixty-six and two-thirds per cent in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debentures, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or change any place of payment where, or the coin or currency in which, any Debenture or the interest thereon, is payable, or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Debentureholders, or impair the right to convert the Debentures into 1994-A Series Stock on the terms set forth herein (except as permitted by Section 12.01(a)), without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

                Upon the request of the Company, accompanied by a copy of the resolutions of its Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section 12.02, the Company, at its cost and expense, shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Debentureholders of record as of the date of such supplemental indenture.

                It shall not be necessary for the consent of the Debentureholders under this Section 12.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                SECTION 12.03.  Compliance with Trust Indenture Act; Effect of
Supplemental Indentures.   Any supplemental indenture executed pursuant to the
provisions of this Article Twelve shall comply with the Trust Indenture Act of 1939 as in effect on the date of execution thereof if such compliance is necessary or is determined by the Company to be desirable. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Twelve, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                SECTION 12.04.  Notation on Debentures.   Debentures
authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Twelve may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modifications of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Debentures then outstanding.

                SECTION 12.05.  Evidence of Compliance of Supplemental
Indenture to be Furnished Trustee.   The Trustee, subject to the provisions of
Sections 9.01 and 9.02, shall be entitled to receive and rely upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Indenture.


                                ARTICLE THIRTEEN

                 CONSOLIDATION, MERGER AND SALE BY THE COMPANY

                SECTION 13.01. Consolidation, Merger or Sale of Assets Permitted. The Company covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any person, firm or corporation, (i) unless either (a) the Company shall be the continuing corporation, or (b) the successor (if other than the Company) shall be a corporation which shall expressly assume the due and punctual payment of the principal of and interest on all the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) unless the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

                SECTION 13.02. Succession by Successor Corporation. In case of any such merger, consolidation, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as a party hereto instead of the Company. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of First Mississippi Corporation, any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation (instead of First Mississippi Corporation) and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

                In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

                SECTION 13.03. Evidence to be Furnished Trustee. The Trustee, subject to the provisions of Sections 9.01 and 9.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance and any such assumption comply with the provisions of this Article Thirteen.


                                ARTICLE FOURTEEN

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONIES

                SECTION 14.01. Discharge of Indenture. If (a) there shall have been delivered to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered), or (b) all such Debentures not theretofore delivered to the Trustee for cancellation shall have become due and payable at maturity and the Company shall have deposited with the Trustee, in trust, funds sufficient to pay at maturity all of such Debentures (other than any Debentures which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) not theretofore delivered to the Trustee for cancellation, including principal and interest, and such deposit shall be upon terms making such funds payable forthwith upon due presentation, whether before or after such date of maturity or redemption of such Debentures, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, and shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, then (except as to any remaining rights of conversion of the Debentures) this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 16.06 and at the cost and expense of the Company, shall execute power instruments acknowledging satisfaction of and discharging this Indenture. However, this Indenture shall continue in effect to the extent necessary to provide for (a) the conversion of Debentures as provided in Article Five, (b) the discharge of the duties and obligations of the Trustee, and (c) the right of the holders of the Debentures to payment of funds held by the Trustee pursuant to this Article Fourteen. The Company, however, hereby agrees to compensate and reimburse the Trustee for any services rendered and costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debentures, and to indemnify the Trustee and hold it harmless against any loss, liability, or expense as provided in Section 9.06 hereof.

                SECTION 14.02. Deposited Monies to be Held in Trust by Trustee. All monies deposited with the Trustee pursuant to Section 14.01 shall be held in trust and, subject to the provisions of this Indenture and the Debentures, applied by it to the payment, either directly or through any paying agent, to the holders of the particular Debentures for the payment of which such monies have been deposited with the Trustee, of all sums due thereon for principal and interest.

                SECTION 14.03. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Debentures (other than the Trustee)





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
shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

                SECTION 14.04. Unclaimed Monies. Any monies deposited with the Trustee or any paying agent (including monies held in trust by the Company if it shall act as its own paying agent) not applied but remaining unclaimed by the holders of Debentures for six years after the date upon which the principal of or interest on such Debentures shall have become due and payable shall be repaid to the Company by the Trustee or such paying agent on demand, or if held in trust by the Company may at the Company's option be released from such trust; and the holder of any of the Debentures entitled to receive such payment shall thereafter look only to the Company, as the holder of a general claim, for the payment thereof, and all liability of the Trustee or such paying agent with respect to such monies, and all liability of the Company as Trustee thereof, shall thereupon cease, provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper a notice that said monies have not been so applied and that after a date named therein any unclaimed balance of said monies then remaining will be returned to the Company.


                                ARTICLE FIFTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

                SECTION 15.01. Indenture and Debentures Solely Corporate Obligations. No recourse for the payment of the principal of or interest on any Debentures, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.


                                ARTICLE SIXTEEN

                            MISCELLANEOUS PROVISIONS

                SECTION 16.01.  Provisions Binding on Company's Successors.
All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                SECTION 16.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

                SECTION 16.03. Notices. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company may be given or served by being deposited, first class postage prepaid, in a United States post office letter box addressed (until another address is filed by the Company with the Trustee) to FirstMiss Gold Inc., 700 North Street, Jackson, Mississippi 39202, Attention of the Secretary. Any notice, direction, request or demand by any Debentureholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the principal corporate trust office of the Trustee, Deposit Guaranty National Bank, One Deposit Guaranty Plaza, Jackson, Mississippi 39205, addressed to the attention of its Corporate Trust Division (or such other address of the Trustee as shall have been set forth in a notice from the Trustee transmitted by mail to all holders of Debentures, as their names and addresses appear upon the registry books of the Company). For the purposes of Article Four of this Indenture, any notice, direction, request or demand by the Company or any holder of Senior Indebtedness to or upon the Trustee shall be deemed sufficiently given or made only if given or made as described in the preceding sentence.

                SECTION 16.04. Subscription. Debentures will be issued only to persons to whom the Company has granted options to purchase such Debentures under the Company's 1987 Long-Term Incentive Plan. The Trustee shall have no obligations with respect to the terms or performance of such options or such Plan.

                SECTION 16.05. Governing Law. This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of said State.

                SECTION 16.06. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers'

Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition;
(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                SECTION 16.07. Legal Holidays. If the date of maturity of principal or interest or the date of prepayment or redemption of any Debenture or the last day on which a Debentureholder has the right to convert his Debenture at the conversion price shall be (i) a Saturday, a Sunday or a legal holiday at the place where payment or conversion thereof, as the case may be, is to be made, or (ii) a day on which banking institutions at the place where such payment or conversion, as the case may be, is to be made are authorized by law to remain closed, then such payment or conversion, as the case may be, may be made on the next succeeding business day which is not a day specified in (i) or (ii) above, with the same force and effect as if made on the nominal date of maturity, and no interest shall accrue for the period from and after such nominal date.

                SECTION 16.08. Trust Indenture Act to Control. If this Indenture is qualified under the Trust Indenture Act of 1939, then if and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

                SECTION 16.09. Table of Contents and Headings. The table of contents, titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                SECTION 16.10. Method of Publication or Other Notice When Indenture Provision for Publication or Notice Cannot Be Followed. In case, by reason of the temporary or permanent suspension of publication of any newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice required hereby in a newspaper as herein provided, then such publication or other notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice. Such publication or other notice shall, so far as may be, approximate the terms and conditions of the publication in lieu of which it is given.

                SECTION 16.11. Invalidity of Some Provisions Shall Not Affect Others. In case any one or more of the provisions contained in this Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debentures, but this Indenture and such Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                SECTION 16.12. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                Deposit Guaranty National Bank hereby accepts the trust in this Indenture declared and provided upon the terms and conditions hereinabove set forth.

                IN WITNESS WHEREOF, FIRSTMISS GOLD INC. has caused this Indenture to be signed and acknowledged by its President or one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or one of its Assistant Secretaries, and DEPOSIT GUARANTY NATIONAL BANK has caused this Indenture to be signed and acknowledged by one of its Vice Presidents or Assistant Vice Presidents, and has caused its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or one of its Assistant Secretaries, as of the day and year first written above.

                                       FIRSTMISS GOLD INC.


[SEAL]
                                       By:  /s/ G. W. THOMPSON
                                           ---------------------------
                                       Title: President
                                             -------------------------
Attest: /s/ CHARLES P. DOOLEY
       ----------------------
Asst. Secretary


                                       DEPOSIT GUARANTY NATIONAL BANK


[SEAL]
                                       By:  /s/ PETE CAJOLEAS
                                           ---------------------------
                                              Vice President and
                                              Trust Officer

Attest: /s/ JANICE M. POWELL
       -------------------------
         Assistant Trust Officer

STATE OF NEVADA      )
                     )   SS.
COUNTY OF WASHOE     )


                On this 9 day of February 1995, before me, the undersigned, a Notary Public of the State of Nevada, personally appeared G.W. Thompson who proved to me on the basis of satisfactory evidence to be the President or the Vice President of FIRSTMISS GOLD INC., and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

                IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.



                                                    /s/ Cristine L. McDonnell
                                                    Notary Public of the
                                                    State of Nevada
         [Notary Seal]
                                                    My Commission Expires:
                                                    October 15, 1995


STATE OF Nevada          )
                         ) SS.
COUNTY OF Washoe         )


                On this 13 day of February, 1995, before me, the undersigned, a Notary Public of the State of Nevada, personally appeared Charles P. Dooley, who proved to me on the basis of satisfactory evidence to be the Secretary or Assistant Secretary of FIRSTMISS GOLD INC., and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purpose therein contained.

                IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.




                                                    /s/ Cristine L. McDonnell
                                                    Notary Public of the
                                                    State of Nevada
         [Notary Seal]
                                                    My Commission Expires:
                                                    October 15, 1995

STATE OF MISSISSIPPI )
                     )   SS.
COUNTY OF HINDS      )


                On this 10th day of February, 1995, before me, the undersigned, a Notary Public of the State of Mississippi, personally appeared Pete J. Cajoleas, who proved to me on the basis of satisfactory evidence to be the President or the Vice President, and Janice M. Powell, who proved to me on the basis of satisfactory evidence to be the Assistant Trust Officer of DEPOSIT GUARANTY NATIONAL BANK, and that they, as such officers, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

                IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.



                                                    /s/ Mary E. Huskey
                                                    Notary Public of the
                                                    State of Mississippi
         [Notary Seal]
                                       My Commission Expires: February 18, 1996

                           FORM OF CONSENT TO PLEDGE


To:  FirstMiss Gold Inc.

                The undersigned holds or intends to purchase a debenture in the aggregate principal amount of $_____________________ (the "Debenture") issued by FirstMiss Gold Inc. (the "Company"). The Debenture is one of a series of debentures issued the Company entitled 1994-A Series Convertible Subordinated Debentures (the "Debentures"). In accordance with the provisions of Section
10.06 of the Indenture dated as of November 3, 1994, governing the terms of the Debentures, the undersigned hereby requests the Company's consent to a proposed pledge of the Debenture to:

_________________________________________________________________

_________________________________________________________________


for the purpose of borrowing money to purchase the Debenture.

                Please signify the Company's consent to the proposed pledge by signing in the space below and returning an executed counterpart to the undersigned.



Dated:___________________                   __________________________________
                                            Signature of Debentureholder


                                            __________________________________
                                            Printed Name of Debentureholder


                                  * * * * * *


                FirstMiss Gold Inc. hereby consents to the above-described pledge of the Debenture.

                                            FIRSTMISS GOLD INC.


                                            By:_______________________________